State Street Research
Tax-Exempt Fund


Prospectus
May 1, 1997


The investment objective of State Street Research Tax-Exempt Fund (the "Fund") is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Fund invests primarily in tax-exempt debt obligations which the investment manager believes will not involve undue risk.


   State Street Research & Management Company serves as investment adviser (the "Investment Manager") for the Fund. As of December 31, 1996, the Investment Manager had assets of approximately $41.7 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.


   Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

   There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.


   This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated May 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.


   The Fund is a diversified series of State Street Research Tax-Exempt Trust (the "Trust"), an open-end management investment company.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



Table of Contents                 Page                                    Page
 -----------------------------------------------------------------------------
Table of Expenses                    2  Management of the Fund              24
Financial Highlights                 4  Dividends and Distributions; Taxes  25
The Fund's Investments               5  Calculation of Performance Data     26
Limiting Investment Risk             8  Appendix I--Tax-Exempt vs. Taxable
Purchase of Shares                   9   Yield Comparison                   28
Redemption of Shares                17  Appendix II--Description of
Shareholder Services                19   Municipal Debt Ratings             29
The Fund and Its Shares             23
 -----------------------------------------------------------------------------

   The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

   Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

   Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase, and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

   Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

   Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses

 -----------------------------------------------------------------------------------------------------------------
                                                                 Class A      Class B      Class C      Class D
                                                               ------------ ------------------------  ------------
Shareholder Transaction Expenses (1)
  Maximum Sales Charge Imposed on Purchases (as a
     percentage of offering price)                                 4.5 %        None         None         None
  Maximum Deferred Sales Charge (as a percentage of
     net asset value at time of purchase or redemption,
     whichever is lower)                                           None(2)         5%        None            1%
  Maximum Sales Charge Imposed on Reinvested
     Dividends (as a percentage of offering price)                 None         None         None         None
  Redemption Fees (as a percentage of amount redeemed,
     if applicable)                                                None         None         None         None
  Exchange Fee                                                     None         None         None         None
Annual Fund Operating Expenses
   (as a percentage of average net assets)
    Management Fees                                                0.55%        0.55%        0.55%        0.55%
    12b-1 Fees                                                     0.25%        1.00%        None         1.00%
    Other Expenses                                                 0.24%        0.24%        0.24%        0.24%
                                                               ------------ ------------------------  ------------
      Total Fund Operating Expenses                                1.04%        1.79%        0.79%        1.79%
                                                               ============ ========================  ============

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:


                       1 Year    3 Years    5 Years    10 Years
                       --------  --------- --------- -----------
Class A shares           $55       $77       $100        $166
Class B shares (1)       $68       $86       $117        $191
Class C shares           $ 8       $25       $ 44        $ 98
Class D shares           $28       $56       $ 97        $211


You would pay the following expenses on the same investment, assuming no redemption:


                  1 Year    3 Years   5 Years    10 Years
                 --------  ---------  --------- -----------
Class B (1)        $18        $56       $97        $191
Class D            $18        $56       $97        $211


---------------
(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


   The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended December 31, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.(a)


                                                                       Class A
                           ------------------------------------------------------------------------------------------------------
                                                                 Year ended December 31
                           ------------------------------------------------------------------------------------------------------
                              1996       1995       1994       1993       1992      1991      1990      1989      1988      1987
                           ------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year        $  8.26     $ 7.46     $ 8.43     $ 7.94     $ 7.69    $ 7.30    $ 7.42   $  7.24   $  6.86   $  7.49
Net investment income           .39        .39        .40        .40        .43       .44       .46       .50       .52       .50
Net realized and
   unrealized gain
   (loss) on investments
   and futures contracts       (.16)       .82       (.98)       .54        .27       .39      (.12)      .18       .38      (.61)
Dividends from net
   investment income           (.39)      (.41)      (.38)      (.39)      (.43)     (.44)     (.46)     (.50)     (.52)     (.50)
Distributions from net
   realized gains                --         --       (.01)      (.06)      (.02)       --        --        --        --      (.02)
                            -------     ------     ------     ------     ------    ------    ------   -------   -------   -------
Net asset value,
   end of year              $  8.10     $ 8.26     $ 7.46     $ 8.43     $ 7.94    $ 7.69    $ 7.30   $  7.42   $  7.24   $  6.86
                            =======     ======     ======     ======     ======    ======    ======   =======   =======   =======
Total return                   2.93%+    16.58%+    (6.90)%+   12.11%+     9.34%+   11.81%+    4.84%+    9.63%+   13.50%+   (1.43%)+
Net assets at end
   of year (000s)          $223,407   $253,402   $238,097   $302,845   $203,312  $118,157   $84,925   $68,392   $31,378   $30,462
Ratio of operating
   expenses to average
   net assets                  1.04%      1.13%      1.20%      1.20%      1.20%     1.25%     1.25%     1.25%     1.25%     1.25%
Ratio of net investment
   income to average
   net assets*                 4.82%      4.95%      5.07%      4.85%      5.48%     6.00%     6.43%     6.72%     7.24%     7.23%
Portfolio turnover rate      125.24%     97.32%     78.63%     36.16%     27.44%    81.75%    84.12%   106.86%   126.27%   190.50%

---------------
  *The ratio of net investment income to average net assets differs among classes by amounts other than the difference in expense ratios because of fluctuations during the year in relative levels of assets in each class and in interest income earned.

  +Total return figures do not reflect any front-end or contingent deferred sales charges.
(a)Past results may not be indicative of future performance because of, among other things, changes in the Fund's investment objective and policies in March 1992. See "Calculation of Performance Data."

                                                      Class B                                       Class C
                                   ---------------------------------------------- -------------------------------------------
                                              Year ended December 31                        Year ended December 31
                                   ---------------------------------------------- -------------------------------------------
                                     1996      1995        1994        1993*        1996       1995        1994      1993*
                                   --------- --------- -----------  ------------- ---------  --------- ----------- ----------
Net asset value,
   beginning of year               $  8.26    $  7.46    $  8.43      $  8.25      $  8.24    $  7.45     $ 8.41     $ 8.25
Net investment income                  .32        .33        .34          .19          .39        .40        .42        .23
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                   (.15)       .82       (.97)         .24        (0.13)       .81       (.96)       .22
Dividends from net investment
  income                              (.33)      (.35)      (.33)        (.19)       (0.41)      (.42)      (.41)      (.23)
Distributions from net realized
  gains                                 --         --       (.01)        (.06)          --         --       (.01)      (.06)
                                   --------- --------- -----------  ------------- ---------  --------- ----------- ----------
Net asset value, end of year       $  8.10    $  8.26    $  7.46      $  8.43      $  8.09    $  8.24     $ 7.45     $ 8.41
                                   ========= ========= ===========  ============= =========  ========= =========== ==========
Total return                          2.15%+    15.72%+    (7.59)%+      5.20%+++     3.30%+    16.76%+    (6.56)%+    5.54%+++
Net assets at end of year (000s)   $51,710    $51,827    $35,338      $27,695      $ 8,990    $22,614     $  334     $  477
Ratio of operating expenses to
  average net assets                  1.79%      1.88%      1.95%        1.95%++      0.79%      0.88%      0.95%      0.96%++
Ratio of net investment income
  to average net assets**             4.07%      4.19%      4.35%        3.93%++      5.04%      4.85%      5.26%      4.92%++
Portfolio turnover rate             125.24%     97.32%     78.63%       36.16%      125.24%     97.32%     78.63%     36.16%

                                                          Class D
                                  -------------------------------------------------------
                                                  Year ended December 31
                                  -------------------------------------------------------
                                      1996          1995          1994          1993*
                                  ------------- ------------- ------------- -------------
Net asset value,  beginning of
  year                               $  8.25       $ 7.46        $ 8.43        $ 8.25
Net investment income                    .32          .33           .34           .19
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                    (0.14)         .81          (.97)          .23
Dividends from net investment
  income                               (0.33)        (.35)         (.33)         (.18)
Distributions from net realized
  gains                                   --           --          (.01)         (.06)
                                  ------------- ------------- ------------- -------------
Net asset value, end of year         $  8.10       $ 8.25        $ 7.46        $ 8.43
                                  ============= ============= ============= =============
Total return                            2.28%+      15.58%+       (7.59)%+       5.19%+++
Net assets at end of year (000s)     $ 2,889       $4,183        $  958        $1,115
Ratio of operating expenses to
  average net assets                    1.79%        1.88%         1.95%         1.99%++
Ratio of net investment income
  to average net assets**               4.06%        4.13%         4.31%         3.92%++
Portfolio turnover rate               125.24%       97.32%        78.63%        36.16%

---------------
  *June 7, 1993 (commencement of share class designations) to December 31,
   1993.
 **The ratio of net investment income to average net assets differs among classes by amounts other than the difference in expense ratios because of fluctuations during the year in relative levels of assets in each class and in interest income earned.
 ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charge.

The Fund's Investments


The Fund's investment objective is to seek a high level of interest income exempt from federal income taxes. The Fund's investment objective is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

   In seeking to achieve its investment objective, the Fund invests at least 80% of its net assets under normal circumstances in tax-exempt debt obligations. Tax-exempt obligations include notes, bonds and other obligations issued by or on behalf of state and local governmental units, the interest income on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. Eighty percent of the Fund's net assets is expected to be invested in tax-exempt obligations which are investment grade at the time of purchase, although this is not a fundamental policy. Investment grade securities include securities rated within the AAA, AA, A, BBB, SP-1 or SP-2 major rating categories by Standard & Poor's Corporation ("S&P"), within the Aaa, Aa, A, Baa, MIG-1, MIG-2, MIG-3 or MIG-4 major rating categories by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by any other nationally recognized statistical rating organization, or securities not rated but considered by the

Investment Manager to be of comparable quality. Securities rated by Moody's within the Baa category lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Up to 20% of the Fund's assets may be invested in other securities, including lower quality tax-exempt obligations, i.e., rated within the BB category or below by S&P, the Ba category or below by Moody's, or in unrated securities of comparable investment quality. See the Statement of Additional Information for risk associated with lower rated, "high yield" securities.

   The Fund may invest up to 25% of its total assets in unrated securities considered by the Investment Manager to be of equivalent investment quality to comparable rated securities in which the Fund may invest. Many issuers of tax-exempt securities choose not to have their obligations rated. Although unrated securities usually provide a higher yield than rated securities, they may also involve a greater degree of risk. Medium and lower rated or unrated tax-exempt bonds are frequently traded in markets in which liquidity may be limited. This factor might limit the ability to sell such securities at the fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The Fund will purchase unrated securities only when the Investment Manager believes that the issuers of such securities are in financial circumstances similar to the financial circumstances of issuers of securities rated within the BB or Ba categories or above and the securities themselves are otherwise similar in quality to those rated within the BB or Ba categories or above.

   The Fund may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is rated by only one rating agency, the Fund may invest on the basis of the one rating or on the basis of a higher rating derived from its own analysis.


   The Fund may invest in obligations which have fixed interest rates or variable or floating interest rates, including short-term obligations which have daily adjustable rates. Variable or floating rates may be adjusted in relation to market rates for other instruments, prime rates, indices or similar indicators. Certain of these adjustable obligations may carry a demand feature that permits the Fund to receive the par value of the security upon demand prior to maturity. These obligations may also be subject to prepayment without penalty at the option of the issuer.

   In addition, the Fund may invest in lease obligations or installment purchase contract obligations, which are instruments supported by lease payments made by a municipality ("municipal lease obligations"). Municipal lease obligations may be issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment, buildings and other capital assets. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in later years unless money is appropriated in the future. Municipal lease obligations are a relatively new form of financing instrument and the market for such obligations is still developing.

   Depending on the development of such markets, such municipal lease obligations may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security;
(3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor. Municipal lease obligations initially deemed to be liquid could later become illiquid.

   There are risks in any investment program, and there is no assurance that the Fund will achieve its investment objective. Tax-exempt bonds are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt bond market and other market factors.

Risk Factors

Lower rated high yield, high risk securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments. Bonds rated in the lowest category and in default may never resume interest payments or repay principal and their market value may be difficult to determine. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. For further information concerning the ratings of debt securities, see the Appendix to this Prospectus.

   Additional risks of such securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or are subject to restrictions on resale, which may limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty; (iii) subordination to the prior claims of senior lenders; and
(iv) the possibility that earnings of the issuer may be insufficient to meet its debt service. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear.


Portfolio Maturity and Turnover

The Fund's holdings may include issues from across the maturity spectrum. Ordinarily, the Fund will emphasize investments in longer term tax-exempt bonds. However, the weighted average maturity of portfolio holdings may be shortened or lengthened depending upon the Investment Manager's outlook for interest rates.

   The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability or when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund and may also result in an increase in the realization of short-term capital gains.

Portfolio Diversification

The Fund reserves the right to invest more than 25% of its total assets in tax-exempt industrial development revenue bonds. The Fund also reserves the right to invest more than 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. See "Limiting Investment Risk" below and the Statement of Additional Information. This may make the Fund more susceptible to economic, political or regulatory occurrences affecting a particular industry or sector and increase the potential for fluctuation of net asset value. Investments in industrial development revenue bonds which may result in federal alternative minimum taxes will be limited under present policy to 20% of the Fund's net assets; see "Dividends and Distributions; Taxes." However, the Fund will not invest more than 25% of its total assets in securities of issuers conducting their principal activities in the same state.

Other Investment Policies

The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage, which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

   The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

   Although the Fund intends to invest primarily in tax- exempt fixed income securities, to aid in achieving its investment objective it may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices and enter into repurchase agreements and purchase securities on a "when-issued" or forward commitment basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may also enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps and index swaps. See the Statement of Additional Information.

   The Fund may also invest in tax-exempt derivative products including stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, and tax-exempt asset-backed securities, including interests in trusts holding tax-exempt lease receivables. Some of these products may generate taxable income or become illiquid. To reduce counterparty risk, the Fund will only deal with established, reputable institutions.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions.

Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund or (b) invest more than 25% of the Fund's total assets in securities of non-U.S. Government issuers conducting their principal activities in the same state. The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund.


Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days.

The foregoing nonfundamental investment restrictions may be changed without a shareholder vote.

For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

The Fund may hold up to 100% of its assets in cash or short-term securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.


The Fund intends that short-term securities acquired for temporary defensive purposes will be tax-exempt. However, if suitable short-term tax- exempt securities are not available or if such securities are available only on a when-issued basis, the Fund may invest up to 50% of its total assets in short-term securities the interest on which is not exempt from federal income taxes.

Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 9 to 23 below.


 The Fund is available for investment by many kinds of investors including participants investing through savings plans sponsored by employers, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase

Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc. from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.


By Mail


Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund.

The dealer must forward the Application and check in accordance with the instructions on the Application.

Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:


   ABA #011000028
   State Street Bank and Trust Company
   Boston, MA
   BNF=State Street Research Tax-Exempt
       Fund and class of shares (A, B, C or D)
    AC=99029761
   OBI=Shareholder Name
       Shareholder Account Number
       Control #K (assigned by State Street Research Shareholder Services)

   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


   The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment


                                        Class of Shares
                             -------------------------------------
                                 A         B        C        D
                              --------  --------  ----------------
Minimum Initial Investment
 By Wire                       $5,000    $5,000      (a)   $5,000
 By Investamatic               $1,000    $1,000      (a)   $1,000
 All Other                     $2,500    $2,500      (a)   $2,500
Minimum Subsequent Investment
 By Wire                       $5,000    $5,000      (a)   $5,000
 By Investamatic               $   50    $   50      (a)   $   50
 All Other                     $   50    $   50      (a)   $   50

(a) Special conditions apply; contact the Distributor.

The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various employee benefit plans, sponsored arrangements involving group solicitation of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

   As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.


   The major differences among the various classes of shares are as follows:

                    CLASS A                              CLASS B                         CLASS C      CLASS D
                    -------                              -------                         -------      -------
Sales Charges       Initial sales charge at time of      Contingent deferred sales       None         Contingent deferred sales
                    investment of up to 4.5% depending   charge of 5% to 2% applies to                charge of 1% applies to
                    on amount of investment              any shares redeemed within                   any shares redeemed
                                                         first five years following                   within one year following
                                                         their purchase; no contingent                their purchase
                                                         deferred sales charge after
                                                         five years

                    On investments of $1 million or
                    more, no initial sales charge; but
                    contingent deferred sales charge
                    of 1% applies to any shares
                    redeemed within one year following
                    their purchase

Distribution        None                                 0.75% for first eight years;    None         0.75% each year
Fee                                                      Class B shares convert
                                                         automatically to Class A
                                                         shares after eight years

Service Fee         0.25% each year                      0.25% each year                 None         0.25% each year

Initial             Above described initial sales        4%                              None         1%
Commission          charge less 0.25% to 0.50%
Received by         retained by Distributor
Selling
Dealer              On investments of $1 million or
                    more, 1.00% or more paid
                    to dealer by
                    Distributor

   In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

   Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

   An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

   Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

   Only certain employee benefit plans and large institutions may make investments in Class C shares.


   Some of the service and distribution fees are also allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers who have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares--Initial Sales Charges

Sales Charges


The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.


                                                  Sales         Sales
                                                  Charge       Charge
                                                 Paid by       Paid by        Dealer
                    Dollar                       Investor     Investor      Concession
                   Amount of                     As % of       As % of       As % of
                   Purchase                      Purchase     Net Asset      Purchase
                  Transaction                     Price         Value         Price
---------------------------------------------------------------------------------------
Less than $100,000                                 4.50%        4.71%          4.00%
$100,000 or above but less than $250,000           3.50%        3.63%          3.00%
$250,000 or above but less than $500,000           2.50%        2.56%          2.00%
$500,000 or above but less than $1 million         2.00%        2.04%          1.75%
                                                                               See
                                                                             following
$1 million and above                                  0%           0%       discussion

   On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:

Amount of Sale                   Commission
------------------------------  -------------

(a) $1 million to $3 million        1.00%
(b) Next $2 million                 0.50%
(c) Amount over $5 million          0.25%

   On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


   Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges


The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.


   In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


   The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


   Class B shares that are redeemed within a five year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:


                                         Contingent Deferred Sales Charge As A
Redemption During                            Percentage Of Net Asset Value
--------------------------------------- ---------------------------------------
1st Year Since Purchase                                    5%
2nd Year Since Purchase                                    4%
3rd Year Since Purchase                                    3%
4th Year Since Purchase                                    3%
5th Year Since Purchase                                    2%
6th Year Since Purchase and Thereafter                   None


   In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers


The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under
Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of the Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.


   In general, Class C shares are only available for new investments by certain large institutions and, employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.


   Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund and other Eligible Funds who previously held shares which are not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges


The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


   Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise appli-cable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Market quotations for most municipal securities are not readily available on a daily basis; therefore, the Fund uses one or more pricing services to value such assets. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. Assets for which market quotations are readily available are valued as of the close of business on the valuation date. Securities for which there is no pricing service valuation or last reported sale price are valued as determined in good faith by or under the authority of the Trustees of the Trust. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

 Class        Service Fee      Distribution Fee
---------- ---------------- ----------------------
A                0.25%               None
B                0.25%               0.75%
C                None                None
D                0.25%               0.75%


   Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealer. Dealers who have sold Class A shares are eligible for further reimbursements commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursements after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

   The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

   The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

   Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

   A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below) by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266- 8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Request By Check (Class A Shares Only)

Shareholders of Class A shares of the Fund may redeem shares by checks drawn on State Street Bank and Trust Company. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of at least $500 but not more than $100,000. Shareholders will continue to earn dividends on the shares to be redeemed until the check clears. There is currently no charge associated with redemption of shares by check. Checkbooks are supplied for a $2 fee. Checks will be sent only to the registered owner at the address of record. A $10 fee will be charged against an account in the event a redemption check is presented for payment and not honored pursuant to the terms and conditions established by State Street Bank and Trust Company.

   Shareholders can request the checkwriting privilege by completing the signature card which is part of the Application. In order to arrange for redemption-by-check after an account has been opened, a revised Application with signature card and signatures guaranteed must be sent to Shareholder Services. Cancelled checks will be returned to shareholders at the end of each month.

   The redemption-by-check service is subject to State Street Bank and Trust Company's rules and regulations applicable to checking accounts (as amended from time to time), and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to checks drawn on State Street Bank and Trust Company must be given to State Street Bank and Trust Company. Stop payment instructions with respect to checks must be given to State Street Bank and Trust Company by calling 1-617-985-8543. Shareholders may not close out an account by check.

Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800- 562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.


Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

   The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate of $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

   To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

   The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services


The Open Account System


Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their account.

   The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to the Fund to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

      (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

      (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

      (c) All income dividends and capital gains distributions in cash.

      (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.


   Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.


Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of the acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

   Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

   For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


   The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investment upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is notified otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.


   The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

   Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund in which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.


Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amount. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

   In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account, or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.


   Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.


Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

   (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

   (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

   (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

   (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

   A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

   A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

   Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.


   Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:
 Please call 1-800-562-0032


Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and Its Shares


The Fund was organized in 1985 as a series of State Street Research Tax-Exempt Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is December 31.


   Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

   Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

   The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. Under the Master Trust Agreement, the Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval and subject to compliance with applicable law. On any matter submitted to the shareholders, the holder of shares of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

   Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two- thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

   Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

Management of the Fund


Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.


   The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

   The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve, sector rotation and duration, among other factors.

   The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan Life Insurance Company and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

   The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities, and personnel are provided to the Fund in consideration of a fee from the Fund.


   Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.55% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager provides the Fund with office space, facilities and personnel. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


   The Fund is managed by Paul J. Clifford, Jr. Mr. Clifford has managed the Fund since January 1996. Mr. Clifford's principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as a securities analyst for State Street Research & Management Company.

   Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Fund and the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

   The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes


The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses). As long as the Fund qualifies as a regulated investment company and meets certain other Internal Revenue Code requirements, distributions of tax-exempt interest income will be excluded from a shareholder's gross income for federal income tax purposes.


   Dividends from net investment income will be declared daily during each calendar month and paid monthly; distributions of long-term and short-term capital gain net income will generally be made on an annual basis (or as otherwise required for compliance with applicable tax regulations), except to the extent that net short-term gains, if any, are included in the monthly income dividends for the purpose of stabilizing, to the extent possible, the amount of net monthly distributions as described below. Both dividends from net investment income and distributions of capital gain net income will be paid in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method). The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

   The Fund has adopted distribution procedures which differ from those which have been customary for investment companies in general. The Fund will declare a dividend each day in an amount based on monthly projections of its future net investment income and will pay such dividends monthly as described above.

   Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluc-tuations in the level of monthly dividend payments that might result if the Fund declared dividends in the exact amount of its daily net investment income.

   Each daily dividend is payable to shareholders of record at the time of its declaration (for this purpose, including only holders of shares purchased for which payment has been received by the Transfer Agent and excluding holders of shares redeemed on that day).

   Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether they are paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares. However, it is expected that any taxable income will be insubstantial in relation to the tax- exempt interest generated by the Fund. If shares of the Fund which are sold at a loss have been held six months or less, the loss (not otherwise disallowed as attributable to an exempt-interest dividend) will be considered as a long-term capital loss to the extent of any capital gain distributions received.

   Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding. However, exempt-interest dividends will not be subject to backup withholding. Moreover, backup withholding will not apply to any taxable dividends and distributions provided the Fund reasonably estimates that 95% or more of all dividends or distributions paid or treated as paid during the year are exempt-interest dividends.


   Tax-exempt interest from "private activity" bonds (principally industrial development revenue bonds) issued after August 7, 1986, generally is considered a tax- preference item for purposes of the federal alternative minimum tax. For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the current earnings adjustments. Further, shareholders who are "substantial users" (or "related persons" of substantial users), within the meaning of Section 147 of the Internal Revenue Code, of facilities financed by private activity bonds should consult their tax advisers as to whether the Fund is a desirable investment.


   The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Prospective shareholders should therefore consult their tax advisers about the status of dividends and distributions from the Fund in their own states and localities.

Calculation of Performance Data


From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit, to taxable debt instruments, such as Treasury bonds, as may be included in the Merrill Lynch Treasury Bond Index, and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices such as the Lehman Brothers Municipal Bond Index, the Merrill Lynch Revenue Index, the Merrill Lynch 500 Municipal Index or the Bond Buyer Revenue Bond Index and/or to appropriate rankings or averages such as the Lipper General Municipal Debt Funds Average compiled by Lipper Analytical Services, Inc., or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal, Fortune Magazine or Investor's Daily.

   Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied with nonstandard total return information, but for differing periods and computed in the same manner with or without annualizing the total return or taking sales charges into account.


   The Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified thirty-day period by the maximum offering price per share on the last day of such period and annualizing the result. Yield information may be accompanied by information on tax equivalent yields computed in the same manner, with adjustment for assumed federal income tax rates.

   The standard total return, yield and tax equivalent yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return, yield and tax equivalent yield, the results will be increased.

   The Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and therefore can be significantly different from it. In its supplemental sales literature, the Fund may quote its distribution rate together with the above described standard total return, yield and tax equivalent yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.


   Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In evaluating the Fund's performance, consideration should be given to changes in the Fund's investment objective and policies in March 1992. Prior to that time, the Fund was required to invest 80% of its total assets under normal circumstances in tax-exempt obligations rated A, BBB or BB by S&P or equivalent. In March 1992, such percentage requirement was eliminated, thereby providing the Fund with greater investment flexibility.


   In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.


   Shares of the Fund had no class designations until June 7, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations. Performance data for periods prior to June 7, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

Appendix I
Tax-Exempt vs. Taxable Yield Comparison

Based on current 1997 federal tax rates, this table shows the rate of return you would have to earn from a taxable investment to equal tax-exempt yields ranging from 3% to 6%. For example, if you are single and your annual taxable income is $21,000, you would have to earn 7.06% on taxable investment income to equal a tax-exempt return of 6%.



1997 Tax Year

  Sample           Federal                        Tax-Exempt Yields
  Taxable         Marginal
  Income            Rate      3.00%    4.00%             5.00%            6.00%
 --------         --------    -----    -----             -----            -----
Joint Return                                   Equivalent Taxable Yield
$ 30,000            15.00%    3.53%    4.71%             5.88%            7.06%
  50,000            28.00     4.17     5.56              6.94             8.33
 100,000            31.00     4.35     5.80              7.25             8.70
 155,000            36.00     4.69     6.25              7.81             9.38
 280,000            39.60     4.97     6.62              8.28             9.93

Single Return
$ 21,000            15.00%    3.53%    4.71%             5.88%            7.06%
  25,000            28.00     4.17     5.56              6.94             8.33
  60,000            31.00     4.35     5.80              7.25             8.70
 125,000            36.00     4.69     6.25              7.81             9.38
 275,000            39.60     4.97     6.62              8.28             9.93


----------
   There can be no guarantee that the Fund will achieve any particular tax-exempt yield. While a substantial portion of the income will be exempt from federal income tax, investors may be subject to some state or local tax. To convert a specific tax-exempt yield to the taxable equivalent, the investor should divide his or her tax-exempt yield by the complement of his or her tax bracket (e.g., an investor in the 28% tax bracket would divide by
 .72; [1.00-.28=.72]). The effect of reductions in itemized deductions and personal exemptions for taxpayers with incomes exceeding certain levels has not been taken into account.

Appendix II
Description of Municipal Debt Ratings

Standard & Poor's Corporation

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

   C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to shown relative standing within the major rating categories.

   S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks cre-ated by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

   SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

   SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

   SP-3: Notes rated SP-3 have a speculative capacity to pay principal and interest.

Moody's Investors Service, Inc.

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

   MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

   MIG-2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

STATE STREET RESEARCH
TAX-EXEMPT FUND
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

INDEPEDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110



TE-607D-597                              CONTROL NUMBER: 3807-970424(0598)SSR-LD

{State Street Research Logo]


State Street Research
New York
Tax-Free Fund

May 1, 1997


PROSPECTUS

State Street Research
New York Tax-Free Fund


Prospectus
May 1, 1997

The investment objective of State Street Research New York Tax-Free Fund (the "Fund") is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes. To achieve its investment objective, the Fund intends to invest primarily in securities which are issued by or on behalf of New York State or its political subdivisions and by other governmental entities.

   State Street Research & Management Company serves as investment adviser (the "Investment Manager") for the Fund. As of December 31, 1996, the Investment Manager had assets of approximately $41.7 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.

   Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

   There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.

   This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated May 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.

   The Fund is a diversified series of State Street Research Tax-Exempt Trust (the "Trust"), an open- end management investment company.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                   Page
--------------------------------------------------------
Table of Expenses                                      2
Financial Highlights                                   4
The Fund's Investments                                 5
Limiting Investment Risk                               8
Purchase of Shares                                    10
Redemption of Shares                                  18
Shareholder Services                                  20
The Fund and Its Shares                               24
Management of the Fund                                25
Dividends and Distributions; Taxes                    26
Calculation of Performance Data                       28
Appendix I--Taxable Equivalent Yield Table            30
Appendix II--Description of Municipal Debt Ratings    31

   The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

   Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

   Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase, and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

   Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

   Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses

                                                           Class A      Class B      Class C      Class D
                                                        ------------ ------------ ------------  ------------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases
     (as a percentage of offering price)                    4.5 %        None         None         None
  Maximum Deferred Sales Charge (as a
     percentage of net asset value at time of purchase
     or redemption, whichever is lower)                     None(2)         5%        None            1%
  Maximum Sales Charge Imposed on Reinvested Dividends
     (as a percentage of offering price)                    None         None         None         None
  Redemption Fees (as a percentage of amount redeemed,
     if applicable)                                         None         None         None         None
  Exchange Fee                                              None         None         None         None
Annual Fund Operating Expenses
   (as a percentage of average net assets)
    Management Fees                                         0.55%        0.55%        0.55%        0.55%
    12b-1 Fees                                              0.25%        1.00%        None         1.00%
    Other Expenses                                          0.47%        0.47%        0.47%        0.47%
                                                           -----        -----        -----        -----
     Less Voluntary Reduction                              (0.17)%      (0.17)%      (0.17)%      (0.17)%
                                                           -----        -----        -----        -----
      Total Fund Operating Expenses
         (after voluntary reduction)                        1.10%        1.85%        0.85%        1.85%
                                                           =====        =====        =====        =====

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchase of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

                       1 year    3 years    5 years    10 years
                      --------  ---------   --------  -----------
Class A shares           $56       $78       $103        $173
Class B shares (1)       $69       $88       $120        $197
Class C shares           $ 9       $27       $ 47        $105
Class D shares           $29       $58       $100        $217

You would pay the following expenses on the same investment, assuming no redemption:

                       1 year    3 years    5 years    10 years
                      --------  ---------  ---------  -----------
Class B (1)              $19       $58       $100        $197
Class D                  $19       $58       $100        $217

---------------
(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


   The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended December 31, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

   The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal year ended December 31, 1996, Total Fund Operating Expenses as a percentage of average net assets of Class A, Class B, Class C and Class D shares of the Fund would have been 1.27%, 2.02%, 1.02% and 2.02%, respectively, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates, which amounted to 0.17% for each class of shares of the Fund. The Fund expects the subsidization of fees or expenses to continue in the current year, although it cannot give complete assurance that such assistance will be received.

Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.

                                                                       Class A
                                            --------------------------------------------------------------
                                                                Year ended December 31
                                            --------------------------------------------------------------
                                                 1996            1995           1994           1993**
                                            --------------  --------------  -------------- ---------------
Net asset value, beginning of year             $  8.23         $  7.53         $  8.43         $  8.20
Net investment income*                             .38             .40             .40             .22
Net realized and unrealized gain (loss) on
  investments and futures contracts               (.09)            .71            (.90)            .25
Dividends from net investment income              (.39)           (.41)           (.39)           (.22)
Distributions from net realized gains               --              --            (.01)           (.02)
                                            --------------  --------------  -------------- ---------------
Net asset value, end of year                   $  8.13         $  8.23         $  7.53         $  8.43
                                            ==============  ==============  ============== ===============
Total return                                      3.68%+         15.11%+         (6.04)%+         5.79%+++
Net assets at end of year (000s)               $19,636         $20,043         $18,214         $15,175
Ratio of operating expenses to average
   net assets*                                    1.10%           1.10%           1.10%           1.10%++
Ratio of net investment income to average
  net assets*                                     4.76%           5.07%           5.07%           4.68%++
Portfolio turnover rate                          89.14%         109.74%          64.80%          33.11%
----------
 *Reflects voluntary assumption of fees or
  expenses per share in each year              $  0.01         $  0.02         $  0.03         $  0.01

                                                                       Class B
                                            --------------------------------------------------------------
                                                                Year ended December 31
                                            --------------------------------------------------------------
                                                 1996            1995           1994           1993**
                                            --------------  --------------  -------------- ---------------
Net asset value, beginning of year             $  8.23         $  7.53         $  8.43         $ 8.20
Net investment income*                             .32             .34             .34            .19
Net realized and unrealized gain (loss) on
  investments and futures contracts               (.09)            .71            (.90)           .25
Dividends from net investment income              (.33)           (.35)           (.33)          (.19)
Distributions from net realized gains               --              --            (.01)          (.02)
                                            --------------  --------------  -------------- ---------------
Net asset value, end of year                   $  8.13         $  8.23         $  7.53         $ 8.43
                                            ==============  ==============  ============== ===============
Total return                                      2.91%+         14.26%+         (6.74)%+        5.35%+++
Net assets at end of year (000s)               $16,824         $15,084         $12,131         $7,567
Ratio of operating expenses to average
   net assets*                                    1.85%           1.85%           1.85%          1.85%++
Ratio of net investment income to average
  net assets*                                     4.01%           4.32%           4.34%          3.93%++
Portfolio turnover rate                          89.14%         109.74%          64.80%         33.11%
----------
 *Reflects voluntary assumption of fees or
  expenses per share in each year              $  0.01         $  0.02         $  0.03         $ 0.01

                                                                       Class C
                                            --------------------------------------------------------------
                                                                Year ended December 31
                                            --------------------------------------------------------------
                                                 1996            1995           1994            1993
                                            --------------------------------------------------------------
Net asset value, beginning of year             $  8.24         $  7.54         $  8.44         $  7.84
Net investment income*                             .40             .42             .42             .42
Net realized and unrealized gain (loss)
   on investments and futures contracts           (.09)            .71            (.90)            .62
Dividends from net investment  income             (.41)           (.43)           (.41)           (.42)
Distributions from net realized gains               --              --            (.01)           (.02)
                                            --------------  --------------  -------------- ---------------
Net asset value, end of year                   $  8.14         $  8.24         $  7.54         $  8.44
                                            ==============  ==============  ============== ===============
Total return                                      3.93%+         15.37%+         (5.79)%+        13.46%+
Net assets at end of year (000s)               $34,050         $38,757         $40,750         $56,515
Ratio of operating expenses to  average
  net assets*                                     0.85%           0.85%           0.85%           0.85%
Ratio of net investment income to  average
  net assets*                                     5.01%           5.33%           5.29%           5.10%
Portfolio turnover rate                          89.14%         109.74%          64.80%          33.11%
----------
 *Reflects voluntary assumption of fees or
  expenses per share in each year              $  0.01         $  0.02         $  0.03         $  0.01

                                                                         Class C
                                           -------------------------------------------------------------------
                                                        Year ended December 31                 July 5, 1989
                                                                                             (Commencement of
                                           ----------------------------------------------     Operations) to
                                                 1992            1991           1990        December 31, 1989
                                            --------------  --------------  --------------  -------------------
Net asset value, beginning of year             $  7.61         $  7.11         $  7.32            $ 7.40
Net investment income*                             .44             .45             .45               .20
Net realized and unrealized gain (loss)
   on investments and futures contracts            .23             .51            (.22)             (.08)
Dividends from net investment income              (.44)           (.46)           (.44)             (.20)
Distributions from net realized gains               --              --              --                --
                                            --------------  --------------  --------------  -------------------
Net asset value, end of year                   $  7.84         $  7.61         $  7.11            $ 7.32
                                            ==============  ==============  ==============  ===================
Total return                                      9.08%+         13.88%+          3.32%+            1.72%+++
Net assets at end of year (000s)               $41,558         $21,512         $12,620            $8,154
Ratio of operating expenses to  average
  net assets*                                     0.85%           0.85%          0.85%             0.85%++
Ratio of net investment income to average
  net assets*                                     5.71%           6.21%          6.39%             5.84%++
Portfolio turnover rate                          29.39%          30.24%         35.54%             0.00%
----------
 *Reflects voluntary assumption of fees or
  expenses per share in each year               $ 0.02          $ 0.05         $ 0.07             $0.06

 ++Annualized.

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

**June 7, 1993 (commencement of share class designations) to December 31,
  1993.

                                                             Class D
                                           ------------------------------------------
                                                     Year ended December 31
                                           ------------------------------------------
                                              1996      1995       1994       1993**
                                            --------  --------- -----------  ---------
Net asset value,
   beginning of year                         $ 8.23    $  7.53    $ 8.44      $ 8.20
Net investment income*                          .32        .35       .34         .19
Net realized and unrealized gain (loss)
   on investments and futures contracts        (.09)       .70      (.91)        .25
Dividends from net investment income           (.33)      (.35)     (.33)       (.18)
Distributions from net realized gains            --         --      (.01)       (.02)
                                            --------  --------- -----------  ---------
Net asset value, end of year                 $ 8.13    $  8.23    $ 7.53      $ 8.44
                                            ========  ========= ===========  =========
Total return                                   2.90%+    14.25%+   (6.86)%+     5.46%+++
Net assets at end of year (000s)             $  622    $   651    $  774      $  821
Ratio of operating expenses to average
   net assets*                                 1.85%      1.85%     1.85%       1.85%++
Ratio of net investment income to  average
  net assets*                                  4.03%      4.35%     4.31%       3.94%++
Portfolio turnover rate                       89.14%    109.74%    64.80%      33.11%
---------------
  *Reflects voluntary assumption of fees or
   expenses per share in each year           $ 0.01    $  0.02    $ 0.03      $ 0.01

 **June 7, 1993 (commencement of share class designations) to December 31,
   1993.

 ++Annualized.

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

The Fund's Investments

The Fund's investment objective is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes. The Fund's investment objective is a fundamental policy and may not be changed without approval of the Fund's shareholders.

   In seeking to achieve its investment objective, the Fund invests at least 80% of its net assets under normal circumstances in New York Municipal Obligations. New York Municipal Obligations include securities issued by or on behalf of New York State, its political subdivisions, municipalities and public authorities and by other governmental entities (for example, U.S. possessions such as Puerto Rico) if such securities generate interest income which is, in the opinion of issuer's counsel at the time of issuance, exempt from both federal income taxes and New York State ("New York State" or the "State") and New York City ("New York City" or the "City") personal income taxes.

   Eighty percent of the Fund's net assets is expected to be invested in New York Municipal Obligations which are investment grade at the time of purchase, although this is not a fundamental policy. Investment grade securities include securities rated within the AAA, AA, A, BBB, SP-1 or SP-2 major rating categories by Standard & Poor's Corporation ("S&P"), within the Aaa, Aa, A, Baa, MIG-1, MIG-2, MIG-3 or MIG-4 major rating categories by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by any other nationally recognized statistical rating organization, or securities not rated but considered by the Investment Manager to be of equivalent quality. Securities rated by Moody's within the Baa category lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Up to 20% of the Fund's assets may be invested in other securities, including lower quality New York Municipal Obligations i.e., rated within the BB category or below by S&P, the Ba category or below by Moody's, or in unrated securities of comparable investment quality. See the Statement of Additional Information for risks associated with lower rated, "high yield" securities.

  The Fund may invest up to 25% of its total assets in unrated securities considered by the Investment Manager to be of equivalent investment quality to comparable rated securities in which the Fund may invest. Many issuers of tax-exempt securities choose not to have their obligations rated. Although unrated securities usually provide a higher yield than rated securities, they may also involve a greater degree of risk. Medium and lower rated or unrated tax-exempt bonds are frequently traded in markets in which liquidity may be limited. This factor might limit the ability to sell such securities at the fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The Fund will purchase unrated securities only when the Investment Manager believes that the issuers of such securities are in financial circumstances similar to the financial circumstances of issuers of securities rated within the BB or Ba categories or above and the securities themselves are otherwise similar in quality to those rated within the BB or Ba categories or above.

   The Fund may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is rated by only one rating agency, the Fund may invest on the basis of the one rating or on the basis of a higher rating derived from its own analysis.

   The Fund reserves the right to invest more than 25% of its total assets in tax-exempt industrial development revenue bonds. The Fund may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. This may make the Fund more susceptible to economic, political or regulatory occurrences affecting a particular industry or sector and increase the potential for fluctuation of net asset value. Investments in industrial development revenue bonds which may result in federal alternative minimum taxes will under present policy be limited to 20% of the Fund's net assets; see "Dividends and Distributions; Taxes."

   The Fund may invest in New York Municipal Obligations which have fixed interest rates or variable or floating interest rates, including short-term obligations which have daily adjustable rates. Variable or floating rates may be adjusted in relation to market rates for other instruments, prime rates, indices or similar indicators. Certain of these adjustable obligations may carry a demand feature that permits the Fund to receive the par value of the security upon demand prior to maturity. These obligations may also be subject to prepayment without penalty at the option of the issuer.

   The Fund may invest in lease obligations or installment purchase contract obligations, which are instruments supported by lease payments made by a municipality ("municipal lease obligations"). Municipal lease obligations may be issued by state and government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment, buildings and other capital assets. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. However, certain lease obligations contain "non- appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in later years unless money is appropriated in the future. Municipal lease obligations are a relatively new form of financing instrument and the market for such obligations is still developing.

   Depending on the development of such markets, such municipal lease obligations may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. In determining the liquidity and appropriate valuation of a municipal lease obliga tion, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor. Municipal lease obligations initially deemed to be liquid could later become illiquid.

Special Considerations and Risk Factors

There are risks in any investment program, and there is no assurance that the Fund will achieve its investment objective. Tax-exempt securities are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt securities market and other market factors.

   The Fund's ability to achieve its investment objective is dependent on the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


   Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

   Other considerations affecting the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

   Lower rated high yield, high risk securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect his market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments. Bonds rated in the lowest category and in default may never resume interest payments or repay principal and their market value may be difficult to determine. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. For further information concerning the ratings of debt securities, see the Appendix to this Prospectus.

   Additional risks of such securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or are subject to restrictions on resale, which may limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) the potential for the insolvency of issuers during the periods of changing interest rates and economic difficulty; (iii) subordination to the prior claims of senior lenders; and
(iv) the possibility that earnings of the issuer may be insufficient to meet its debt service. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear.

Other Investment Policies

The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage, which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

 The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

   To aid in achieving its investment objective, the Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices and enter into repurchase agreements and purchase securities on a "when-issued" or forward commitment basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may also enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps and index swaps. See the Statement of Additional Information.

   The Fund may also invest in tax-exempt derivative products including stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, and tax-exempt asset-backed securities, including interests in trusts holding tax-exempt lease receivables. Some of these products may generate taxable income or become illiquid. To reduce counterparty risk, the Fund will only deal with established, reputable institutions.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions.


   Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund or (b) invest more than 25% of the Fund's total assets in industrial revenue bonds which are based directly or indirectly on the credit of private issuers in any one industry. New York State and each of its separate political subdivisions, agencies, authorities or instrumentalities are treated as separate issuers in accordance with prevailing regulatory interpretations. The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund.

   Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days. The foregoing nonfundamental investment restrictions may be changed without a shareholder vote.

   For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

   The Fund may hold up to 100% of its assets in cash or short-term securities for temporary defensive purposes, subject to limitations. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term New York Municipal Obligations, short-term money market securities such as securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

   The Fund intends that short-term securities acquired for temporary defensive purposes will be exempt from federal income taxes and New York State and New York City personal income taxes. However, if suitable short-term securities are not available or if securities are available only on a when-issued basis or in the event of an emergency, the Fund may invest up to 100% of its total assets in short-term securities which may not be exempt from such taxes.

Portfolio Turnover

The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability or when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund and may also result in an increase in the realization of short- term capital gains.


Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 10 to 24.

 The Fund is available for investment by many kinds of investors including participants investing through savings plans sponsored by employers, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase


Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares -- Net Asset Value" herein.


By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.

   Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

   If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

   ABA #011000028
   State Street Bank and Trust Company
   Boston, MA
   BNF=State Street Research New York
       Tax-Free Fund and class of shares
       (A, B, C or D)
    AC=99029761
   OBI=Shareholder Name
       Shareholder Account Number
       Control #K (assigned by State Street
       Research Shareholder Services)

   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


   The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

Minimum Investment

                                            Class of Shares
                                 -------------------------------------
                                     A        B        C         D
                                  -------- --------  ------- ---------
Minimum Initial Investment
 By Wire                          $5,000    $5,000     (a)    $5,000
 By Investamatic                  $1,000    $1,000     (a)    $1,000
 All Other                        $2,500    $2,500     (a)    $2,500
Minimum Subsequent Investment
 By Wire                          $5,000    $5,000     (a)    $5,000
 By Investamatic                  $   50    $   50     (a)    $   50
 All Other                        $   50    $   50     (a)    $   50

(a) Special conditions apply; contact the Distributor.


   The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various employee benefit plans, sponsored arrangements involving group solicitation of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).


Alternative Purchase Program

General

Alternate classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


   As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:

                 CLASS A                     CLASS B                       CLASS C      CLASS D
                 -------                     -------                       -------      -------
Sales Charges    Initial sales charge at     Contingent deferred sales     None         Contingent deferred sales
                 time of investment of up    charge of 5% to 2%                         charge of 1% applies to
                 to 4.5% depending on        applies to any shares                      any shares redeemed
                 amount of investment        redeemed within first                      within one year following
                                             five years following                       their purchase
                                             their purchase; no
                                             contingent deferred sales
                                             charge after five years
                 On investments of $1
                 million or more, no
                 initial sales charge; but
                 contingent deferred sales
                 charge of 1% applies to
                 any shares redeemed
                 within one year following
                 their purchase
Distribution     None                        0.75% for first eight         None         0.75% each year
  Fee                                        years; Class B shares
                                             convert automatically to
                                             Class A shares after
                                             eight years
Service Fee      0.25% each year             0.25% each year               None         0.25% each year

Initial          Above described             4%                            None         1%
  Commission     initial sales charge
  Received by    less 0.25% to 0.50%
  Selling        retained by
  Dealer         Distributor

                 On investments of $1
                 million or more,
                 1.00% or more paid
                 to dealer by
                 Distributor


   In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

   Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B share-holders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

   An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

   Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

   Only certain employee benefit plans and large institutions may make investments in Class C shares.


   Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers who have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares--Initial Sales Charges

Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.


                             Sales        Sales
                            Charge        Charge
                            Paid by      Paid by        Dealer
         Dollar            Investor      Investor     Concession
        Amount of           As % of      As % of        As % of
        Purchase           Purchase     Net Asset      Purchase
       Transaction           Price        Value          Price
-------------------------------------------------------------------
Less than $100,000          4.50%          4.71%          4.00%
$100,000 or above but
  less than $250,000        3.50%          3.63%          3.00%
$250,000 or above but
  less than $500,000        2.50%          2.56%          2.00%
$500,000 or above but
  less than
  $1 million                2.00%          2.04%          1.75%
                                                           See
                                                        following
$1 million and above           0%             0%        discussion


   On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer a commission based on the aggregate of such sales as follows:

Amount of Sale                    Commission
-------------------------------  -------------
(a) $1 million to $3 million         1.00%
(b) Next $2 million                  0.50%
(c) Amount over $5 million           0.25%

   On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

   Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

   In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

   The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

   Class B shares that are redeemed within a five year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                                  Contingent Deferred
                                                      Sales Charge
                                                   As A Percentage Of
Redemption During                                   Net Asset Value
-----------------                                 ---------------------
1st Year Since Purchase                                      5%
2nd Year Since Purchase                                      4%
3rd Year Since Purchase                                      3%
4th Year Since Purchase                                      3%
5th Year Since Purchase                                      2%
6th Year Since Purchase and Thereafter                    None

   In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account, (ii) redemptions made after attainment of a specific age in an amount with represents the minimum distribution required at such age under
Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Sec-tion 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.


   In general, Class C shares are only available for new investments by certain large institutions and, employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations with respect thereto is available from the Distributor.


   Shares held prior to June 7, 1993 are deemed to be Class C shares, but shareholders thereof may not acquire additional Class C shares except through reinvestment of dividends and distributions. Class C shares may have also been issued directly or through exchanges to those shareholders of other Eligible Funds who previously held shares which are not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges


The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


   Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Market quotations for most municipal securities are not readily available on a daily basis; therefore, the Fund uses one or more pricing services to value such assets. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. Assets for which market quotations are readily available are valued as of the close of business on the valuation date. Securities for which there is no pricing service valuation or last reported sale price are valued as determined in good faith by or under the authority of the Trustees of the Trust. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

Class         Service Fee      Distribution Fee
-----         -----------      ----------------
A                0.25%               None
B                0.25%               0.75%
C                None                None
D                0.25%               0.75%


   Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealer. Dealers who have sold Class A shares are eligible for further reimbursements commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursements after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

   The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses waived by it or in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


   The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

   Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

   A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares -- Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below) by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares -- Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services -- Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Request By Check (Class A Shares Only)

Shareholders of Class A shares of the Fund may redeem shares by checks drawn on State Street Bank and Trust Company. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of at least $500 but not more than $100,000. Shareholders will continue to earn dividends on the shares to be redeemed until the check clears. There is currently no charge associated with redemption of shares by check. Checkbooks are supplied for a $2 fee. Checks will be sent only to the registered owner at the address of record. A $10 fee will be charged against an account in the event a redemption check is presented for payment and not honored pursuant to the terms and conditions established by State Street Bank and Trust Company.

   Shareholders can request the checkwriting privilege by completing the signature card which is part of the Application. In order to arrange for redemption-by-check after an account has been opened, a revised Application with signature card and signatures guaranteed must be sent to Shareholder Services. Cancelled checks will be returned to shareholders at the end of each month.

   The redemption-by-check service is subject to State Street Bank and Trust Company's rules and regulations applicable to checking accounts (as amended from time to time), and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to checks drawn on State Street Bank and Trust Company must be given to State Street Bank and Trust Company. Stop payment instructions with respect to checks must be given to State Street Bank and Trust Company by calling 1-617-985-8543. Shareholders may not close out an account by check.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services -- Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

   The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

   To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

   The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed

(other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their account.

   The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to the Fund to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

     (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

     (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

     (c) All income dividends and capital gains distributions in cash.

     (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholders as described below. See "Dividend Allocation Plan" herein.

   Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of the acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.


   Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

   For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


   The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

   The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

   Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund in which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans

The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

   In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account, or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

   Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.

Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

   (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

   (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

   (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

   (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

   A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

   A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Serv-ices that the shareholder wishes to discontinue the use of such privileges in the future.

   Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

   Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:
 Please call 1-800-562-0032

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and Its Shares

The Fund was organized in 1989 as an additional series of State Street Research Tax-Exempt Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is December 31.

   Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

   Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

   The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. Under the Master Trust Agreement, the Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval and subject to compliance with applicable law. On any matter submitted to the shareholders, the holder of shares of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

   Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two- thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

   Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

   As of January 31, 1997, Metropolitan was the record and/or beneficial owner of approximately 80.1% of the outstanding Class D shares of the Fund, and may be deemed to be in control of such Class D shares of the Fund. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class.

Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

   The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

   The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve, sector rotation and duration, among other factors.

   The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

   The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided to the Fund in consideration of a fee from the Fund.


   Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.55% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager provides the Fund with office space, facilities and personnel. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


   The Fund is managed by Paul J. Clifford, Jr. Mr. Clifford has managed the Fund since March 1993. Mr. Clifford's principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as a securities analyst for State Street Research & Management Company.

   Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Fund and the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

   The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all its net investment income and any capital gain net income (capital gains net of capital losses). As long as the Fund qualifies as a regulated investment company and meets certain other Internal Revenue Code requirements, distributions of tax-exempt interest income will be excluded from a shareholder's gross income for federal income tax purposes.

   Dividends from net investment income will be declared daily during each calendar month and paid monthly; distributions of long-term and short-term capital gain net income will generally be made on an annual basis (or as otherwise required for compliance with applicable tax regulations), except to the extent that net short-term gains, if any, are included in the monthly income dividends for the purpose of stabilizing, to the extent possible, the amount of net monthly distributions as described below. Both dividends from net investment income and distributions of capital gain net income will be paid in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method). The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal and state tax status of dividends and distributions during the preceding calendar year.

   The Fund has adopted distribution procedures which differ from those which have been customary for investment companies in general. The Fund will declare a dividend each day in an amount based on monthly projections of its future net investment income and will pay such dividends monthly as described above. Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly dividend payments that might result if the Fund declared dividends in the exact amount of its daily net investment income.

   Each daily dividend is payable to shareholders of record at the time of its declaration (for this purpose, including only holders of shares purchased for which payment has been received by the Transfer Agent and excluding holders of shares redeemed on that day).

   To the extent distributions by the Fund are derived from interest on qualifying New York Municipal Obligations and are designated as exempt-interest dividends, such distributions shall be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income, but not corporate franchise, taxes. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received.

   Dividends paid by the Fund from taxable net investment income and distributions of any net short-term capital gains, whether they are paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares. However, it is expected that any taxable income will be insubstantial in relation to the tax-exempt interest generated by the Fund. If shares of the Fund which are sold at a loss have been held six months or less, the loss (not otherwise disallowed as attributable to an exempt-interest dividend) will be considered as a long-term capital loss to the extent of any capital gain distributions received.

   Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding. However, exempt-interest dividends will not be subject to backup withholding. Moreover, backup withholding will not apply to any taxable dividends and distributions provided the Fund reasonably estimates that 95% or more of all dividends or distributions paid or treated as paid during the year are exempt-interest dividends.


   Tax-exempt interest from "private activity" bonds (principally industrial development revenue bonds) issued after August 7, 1986, generally is considered a tax preference item for purposes of the federal alternative minimum tax. However, the Fund's present intention is to invest no more than 20% of its net assets in such securities. For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the current earnings adjustments. Further, shareholders who are "substantial users" (or "related persons" of substantial users), within the meaning of Section 147 of the Internal Revenue Code, of facilities financed by private activity bonds should consult their tax advisers as to whether the Fund is a desirable investment.


   As noted above, exempt-interest dividends derived from interest earned on qualifying New York Municipal Obligations will be exempt from New York State and New York City personal income, but not corporate franchise, taxes. Shareholders will receive an annual notification stating the portion of the Fund's tax-exempt income attributable to such New York Municipal Obligations. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State and New York City personal income tax purposes.

   The foregoing discussion relates only to generally applicable federal and New York State and New York City income tax provisions in effect as of the date of this Prospectus and is not a substitute for careful tax planning. Therefore, prospective shareholders are urged to consult their own tax advisers with specific reference to their own tax situations including their liabilities with respect to any other state and local taxes.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit, to taxable debt instruments, such as Treasury bonds, as may be included in the Merrill Lynch Treasury Master Index, and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices such as the Lehman Brothers Municipal Bond Index, the Merrill Lynch Revenue Index, the Merrill Lynch 500 Municipal Index, the Lehman Brothers New York Bond Index, or the Bond Buyer Revenue Bond Index and/or to appropriate rankings or averages such as the Lipper New York Municipal Debt Funds Average compiled by Lipper Analytical Services, Inc., or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal, Fortune Magazine or Investor's Daily.

   Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied with nonstandard total return information, but for differing periods and computed in the same manner with or without annualizing the total return or taking sales charges into account.

   The Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified thirty-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result. Yield information may be accompanied by information on tax equivalent yields computed in the same manner, with adjustment for assumed relevant income tax rates.

   The standard total return, yield and tax equivalent yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return, yield and tax equivalent yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Fund's affiliates will also increase performance results.

   The Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and therefore can be significantly different from it. In its supplemental sales literature, the Fund may quote its distribution rate together with the above described standard total return, yield and tax equivalent yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

   Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period.

   In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

   Shares of the Fund had no class designations until June 7, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations. Performance data for periods prior to June 7, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

Appendix I
Taxable Equivalent Yield Table

The table below is for illustrative purposes only, and shows the effect of the tax status on the effective yield received by shareholders under the federal income tax laws and New York State and New York City personal income tax laws. It gives the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 4.0% to 8.0% for residents of New York City. The combined effective marginal tax rate is lower than the sum of federal, New York State and New York City marginal rates because the state and city personal income taxes paid are deductible from federal taxable income. Of course, no assurance can be given that the Fund will achieve any specific tax- exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from federal income taxes and New York State and New York City personal income taxes, to the extent this is not the case, other income received by the Fund may be taxable at the state and city levels or at the federal, state and city levels.

 The tax-exempt yields are for illustration only and are not intended to represent current or future yields for the Fund, which may be higher or lower than those shown.

                                New York
                               State and                 Combined
     Sample        Federal   New York City   Combined   Effective                  Tax-Exempt Yields
     Taxable       Marginal     Marginal     Marginal    Marginal
     Income          Rate         Rate         Rate       Rate*     4.00%    5.00%    6.00%   7.00%     8.00%
 ----------------  ------------------------  --------- -----------  -------  ------- -------  ----------------
Joint Return                                                                     Equivalent Taxable Yield
  $ 27,000          15.00%       10.64%        25.64%     24.04%     5.21%    6.51%    7.81%   9.12%    10.42%
    42,000          28.00        10.98         38.98      35.90      6.22     7.77     9.33   10.88     12.44
    99,000          31.00        10.99         41.99      38.58      6.49     8.12     9.74   11.36     12.99
   150,000          36.00        11.04         47.04      43.06      7.00     8.75    10.50   12.25     14.00
   265,000          39.60        11.04         50.64      46.27      7.42     9.27    11.13   12.98     14.84
Single Return
  $ 17,000          15.00%       10.98%        25.98%     24.33%     5.21%    6.51%    7.81%   9.12%    10.42%
    30,000          28.00        10.99         38.99      35.91      6.22     7.77     9.33   10.88     12.44
    62,000          31.00        11.04         42.04      38.61      6.49     8.12     9.74   11.36     12.99
   125,000          36.00        11.04         47.04      43.06      7.00     8.75    10.50   12.25     14.00
   265,000          39.60        11.04         50.64      46.27      7.42     9.27    11.13   12.98     14.84

*Combined effective marginal tax rate represents the combined federal, New
 York State and New York City tax rates adjusted to account for the federal deduction of state and city personal income taxes paid. The effect of reductions in itemized deductions and personal exemptions for taxpayers with incomes exceeding certain levels has not been taken into account.

   The federal, New York State and New York City tax rates shown are those presently in effect for 1997 and are subject to change. These calculations assume that no income will be subject to the federal individual alternative minimum tax and do not reflect the effect of the New York State supplemental income tax.

Appendix II
Description of Municipal Debt Ratings

Standard & Poor's Corporation

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the last degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies: certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

SP-3: Notes rated SP-3 have a speculative capacity to pay principal and interest.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

STATE STREET RESEARCH
NEW YORK TAX-FREE FUND
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

INDEPEDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110




NYTF-606D-597IBS                         CONTROL NUMBER: 3127-960425(0597)SSR-LD

                      STATE STREET RESEARCH TAX-EXEMPT FUND
                                   A Series of
                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1997

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS..........................  2

TAX-EXEMPT BONDS.........................................................  5

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES..........  6

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.........................  14

TRUSTEES AND OFFICERS...................................................  18

INVESTMENT ADVISORY SERVICES............................................  22

PURCHASE AND REDEMPTION OF SHARES.......................................  23

NET ASSET VALUE.........................................................  25

PORTFOLIO TRANSACTIONS..................................................  26

CERTAIN TAX MATTERS.....................................................  29

DISTRIBUTION OF SHARES OF THE FUND......................................  32

CALCULATION OF PERFORMANCE DATA.........................................  37

CUSTODIAN...............................................................  42

INDEPENDENT ACCOUNTANTS.................................................  42

FINANCIAL STATEMENTS....................................................  42

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Tax-Exempt Fund (the "Fund") dated May 1, 1997 which may be obtained without charge from the offices of State Street Research Tax-Exempt Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111- 2690.


CONTROL NUMBER:  1285Q-96501(0697)SSR-LD                             TE-607D-597

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         In addition to the investment policies set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         The following restrictions are deemed fundamental and may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

         (4)      not to purchase or sell real estate in fee simple;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

         (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes as provided herein and in the Fund's Prospectus shall not be deemed arbitrage transactions);

         (8) not to invest in oil, gas or other mineral exploration programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers conducting their principal activities in the same state (for purposes of this restriction securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government shall be excluded); and

         (10) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that reverse repurchase agreements shall not exceed 5% of its total assets, and provided further that additional investments will be suspended during any period when borrowing exceeds 5% of total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase agreement.

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except

                  (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investor's Service, Inc. ("Moody's") (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (3) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Fund's Prospectus and Statement of Additional Information;

         (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures and options on financial futures are not deemed to involve a pledge of assets);

         (5) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company;
                  (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

         (6) not to purchase for or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market; and

         (7) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.


                                TAX-EXEMPT BONDS

         As used in the Fund's Prospectus and this Statement of Additional Information, the term "tax-exempt" refers to debt obligations the interest on which was at the time of issuance, in the opinion of bond counsel to the issuer, exempt from federal income tax. Tax-exempt bonds include debt obligations issued by a state, the District of Columbia or a territory or possession of the United States, or any political subdivision thereof, in order to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, mass transportation, roads, schools and water and sewer works. Other public purposes for which tax-exempt bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airports, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term tax-exempt bonds if the interest paid thereon is exempt from federal income tax. Interest on industrial development bonds used to fund the acquisition, construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax, but the size of such issues is limited under current federal tax law.

         The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds.

         General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body.

         Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

         Prices and yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         The ratings of Moody's and S&P represent their opinions and are not absolute standards of quality. Tax-exempt bonds with the same maturity, interest rate and rating may have different yields while tax-exempt bonds of the same maturity and interest rate with different ratings may have the same yield.

         Obligations of issuers of tax-exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislators may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds in the same manner.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell options, futures contracts, and options on futures contracts with respect to securities and securities indices and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying asset has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus to protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period.

Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ and appropriate method to cover its position that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price for the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by long futures contracts or call options. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Moreover, the use of financial futures, debt options and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase. Most of the hedging anticipated for the Fund will be against the risk characteristics of its portfolio and not against the risk characteristics of specific debt securities. The Fund's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements in its holdings correlate with price movements of the financial futures and options. The prices of the assets being hedged may not move in the same amount as the hedging instrument, or there may be a negative correlation which would result in an ineffective hedge and a loss to the Fund.

         Some positions in financial futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 20% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid assets held by the Fund will be limited to 10% of the Fund's total assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested to (a) not more than 5% in any one issuer; (b) not more than 5% in issuers with less than three years continuous operations; and
(c) not more than 25% in issuers conducting their principal activities in the same state.

High Yield Securities

         Lower rated "high yield" securities (i.e., bonds rated BB or lower by S&P or Ba or lower by Moody's) commonly known as "junk bonds," of the type in which the Fund may invest generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments.

         Additional risks of "high yield" securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or subject to restrictions on resale, which may limit the availability of securities for purchase by the Fund, limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions, and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to high yield securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the possibility that earnings of the issuer may be insufficient to meet its debt service; (v) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for "high yield" securities has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the ratings of debt securities, see the Appendix.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Rule 144A Securities

         Subject to the limitations on illiquid securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them.

Other Derivative Securities

         The Fund may invest in tax-exempt derivative products such as stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, tax-exempt asset backed securities including interests in trusts holding tax-exempt lease receivables and may enter into various interest rate transactions such as swaps, caps, floors or collars as described below. Many of these derivative products are new and are still being developed. Some of these products may generate taxable income or income which is believed to be non-taxable which may later be determined to be taxable. In making investments in any tax-exempt derivative, the Fund will take into consideration the impact on the Fund of the potential taxable nature of any income or gains, the effect of such taxable income or gains on the taxable and non-taxable status of dividends and distributions by the Fund to its shareholders, and the speculative nature of the products given their development nature. Other risks which may arise with tax-exempt derivative products include possible illiquidity because the market for such instruments is still developing. The Fund will attempt to invest in products which appear to have reasonable liquidity and to reduce the risks of nonperformance by counterparties by dealing only with established and reputable institutions.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates or indices, including purchase of caps, floors and collars. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e. an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the Commodity Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that non-standard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such investments are more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

         The Fund intends that short-term securities acquired for temporary defensive purposes will be tax-exempt. However, if suitable short-term tax-exempt securities are not available or if such securities are available only on a when-issued basis, the Fund may invest up to 50% of its total assets in short-term securities the interest on which is not exempt from federal income taxes.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., Treasury bills, notes, certificates and bonds;

         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National

Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-backed securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. the relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A- 3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event applicable rating agencies lower the ratings of debt instruments held by the Fund, resulting in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *Paul J. Clifford, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 34. His principal occupation is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.

         +Steve A. Garban, The Pennsylvania State University, 208 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 59. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 56. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

------------------

* or + See footnotes on page 20.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investment Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the
Trust. He is 59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 42. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.


------------------

* or + See footnotes on page 20.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February, 1996, prior positions as President and Chief Executive Officer.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         As of January 31, 1997, the Trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding Class A shares, and owned no shares of the Fund's outstanding Class B, Class C or Class D shares.


------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of January 31, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch"), 4800 Deerlake Drive East, Jacksonville, FL 32246, was the record holder of approximately 75.1% of the outstanding Class D shares of the Fund, as to which shares the Fund believes that Merrill Lynch does not have beneficial ownership.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees were compensated as follows:

                                                    Aggregate                Total Compensation From
                   Name of                        Compensation                  Trust and Complex
                   Trustee                        From Trust(a)                Paid to Trustees(b)
                   -------                        ------------               ------------------------
              Steve A. Garban*                     $         0                     $    34,750
              Malcolm T. Hopkins*                  $         0                     $    34,750
              Edward M. Lamont                     $     5,900                     $    59,375
              Robert A. Lawrence                   $     5,900                     $    92,125
              Dean O. Morton                       $     6,300                     $    96,125
              Thomas L. Phillips                   $     5,900                     $    59,375
              Toby Rosenblatt                      $     5,900                     $    59,375
              Michael S. Scott Morton              $     6,700                     $   100,325
              Ralph F. Verni                       $         0                     $         0
              Jeptha H. Wade                       $     6,300                     $    63,375

(a) For the Fund's fiscal year ended December 31, 1996. Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser, or for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

* Elected Trustee as of February 5, 1997. Fees shown are for the fiscal year ended December 31, 1996.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund. Prior to May 1, 1994, the Fund paid 0.65% of average net assets, on an annual basis, in investment advisory fees. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund's investment advisory fees prior to the assumption of fees or expenses were $1,798,180, $1,523,237 and $1,665,478, respectively. For the same periods, voluntary reduction of fees or assumption of expenses amounted to $12,268, $0 and $0, respectively.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administrative services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under this right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Class C Shares. Class C shares are currently available to certain employee benefit plans, such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets, the Trustees utilize one or more pricing services to value debt securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since the Fund is comprised substantially of debt securities under normal circumstances, most of the Fund's assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the NYSE or the American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the NYSE or the American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers'

NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended December 31, 1995 and 1996 were 97.32% and 125.24%, respectively. The Investment Manager believes the portfolio turnover rate was significantly higher in 1996 than that for the previous fiscal year because of trading in 1996 to restructure the Fund's portfolio to adjust the duration and volatility of the portfolio.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services; and data relating to the relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that proportion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.


         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid no brokerage commissions in secondary trading. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stocks or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies; or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and (c) satisfy certain diversification requirements. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to its shareholders, the Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest of which is exempt from federal income tax under Code section 103(a).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Fund. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security (other than a tax-exempt obligation purchased before May 1, 1993) issued after July 18, 1984, or issued on or before July 18, 1984 if purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code and, with respect to debt securities that are not tax-exempt, to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Distributions generally are taxable to shareholders at the time made unless tax-exempt. However, dividends declared by the Fund in October, November or December and made payable to shareholders of record on a specified date in such a month are treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following year. It is expected that none of the Fund's distributions will qualify for the corporate dividends-received deduction.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder, to the extent that it is derived from other than tax-exempt interest, as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

         To the extent that the Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible.

         A shareholder should be aware that a redemption of shares (including any exchange into another Eligible Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. A loss realized by a shareholder on the redemption or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of such dividends if the shares have not been held by the shareholder for more than six months. Similarly, if a shareholder receives a distribution taxable as long-term capital gain and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of such capital gains distribution.

         Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Investment Manager's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

         Interest on "private activity" bonds issued after August 7, 1986 generally is subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

         The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.


                       DISTRIBUTION OF SHARES OF THE FUND

         State Street Research Tax-Exempt Trust is currently comprised of the following series: State Street Research Tax-Exempt Fund and, State Street Research New York Tax-Free Fund. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share.

A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended December 31, 1994, 1995 and 1996, total sales charges on Class A shares paid to the Distributor amounted to $1,069,893, $610,067 and $575,326, respectively. For the same periods, $128,722, $74,456 and $70,079, respectively, was retained by the Distributor after reallowance of concessions to dealers.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Funds or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

                      Fiscal Year                        Fiscal Year                        Fiscal Year
                Ended December 31, 1996            Ended December 31, 1995            Ended December 31, 1994
                -----------------------            -----------------------            -----------------------
             Contingent       Commissions        Contingent       Commissions       Contingent       Commissions
              Deferred          Paid to           Deferred          Paid to          Deferred          Paid to
            Sales Charges       Dealers         Sales Charges       Dealers        Sales Charges       Dealers
            -------------      ---------        -------------      ---------       -------------      ---------
Class A      $         0     $   505,247         $         0     $   535,611        $         0     $    941,171
Class B      $   183,514     $   371,322         $   417,782     $   298,673        $   157,341     $    634,785
Class D      $     2,346     $     6,882         $        36     $     3,424        $         0     $      2,216


         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended December 31, 1996, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                           Class A      Class B       Class D
                                           -------      -------       -------
Advertising                             $       410    $       0    $    2,548

Printing and mailing of prospectuses            109            0           678
to other than current shareholders

Compensation to dealers                     579,868      515,242         9,206

Compensation to sales personnel               1,327            0         9,480

Interest                                          0            0             0

Carrying or other financing charges               0            0             0

Other expenses:  marketing;
        general                                 677            0         4,278
                                         ----------  -----------      --------

Total Fees                                 $582,391     $515,242       $26,190
                                           ========     ========       =======

The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

        No interested person of the Fund or independent Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

        To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

        The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 7, 1993 when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter.

        All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

        The performance data reflects Rule 12b-1 fees and sales charges, where applicable, as set forth below:

                              Rule 12b-1 Fees                                     Sales Charges
              ---------------------------------------------------    ----------------------------------------
              Current
Class         Amount                   Period
-----         -------                  ------
  A            0.25%           Since commencement of                 Maximum 4.5% sales charge reflected
                               operations to present

                               0.25% until June 7, 1993; 1%
  B            1.00%           June 7, 1993 to present; fee will     1- and 5-year periods reflect a 5% and a
                               reduce performance for periods        2% contingent deferred sales charge,
                               after June 7, 1993                    respectively

  C             None           0.25% until June 7, 1993;             None
                               0% thereafter

  D            1.00%           0.25% until June 7, 1993; 1%          1-year period reflects a 1% contingent
                               June 7, 1993 to present; fee will     deferred sales charge
                               reduce performance for periods
                               after June 7, 1993

Total Return

         The standard total return of each class of the Fund's shares was as follows:

                  Commencement of
                    Operations             Five Years             One Year
                 (August 25, 1986)            Ended                 Ended
Fund           to December 31, 1996     December 31, 1996     December 31, 1996
----           --------------------     -----------------     -----------------
Class A                6.64%                   5.51%               -1.70%
Class B                6.84%                   5.60%               -2.76%
Class C                7.19%                   6.65%                3.30%
Class D                6.84%                   5.92%                1.30%


         Standard total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value in accordance with the following formula:

                               P(1+T)n = ERV

Where:  P    =      a hypothetical initial payment of $1,000

        T    =      average annual total return

        n    =      number of years

        ERV     =   ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. Certain accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         The annualized yield of each class of shares of the Fund based on the month of December 1996 was as follows:

                           Class A                   4.66%
                           Class B                   4.13%
                           Class C                   5.12%
                           Class D                   4.14%

         Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income, after recognition of all recurring charges, per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result, in accordance with the following formula:


                            YIELD = 2[( a-b + 1)6 -1]
                                        ---
                                        cd

Where:  a    =      dividends and interest earned during the period

        b    =      expenses accrued for the period (net of voluntary expense
                    reductions by the Investment Manager)

        c    =      the average daily number of shares outstanding during the
                    period that were entitled to receive dividends

        d    =      the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.


         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes a maximum sales charge of 4.5% with respect to the Class A shares.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Tax Equivalent Yield

         The tax equivalent yield of each class of shares of the Fund for the month ended December 31, 1996, assuming a federal income tax rate of 28% was as follows:

                           Class A                   6.47%
                           Class B                   5.74%
                           Class C                   7.11%
                           Class D                   5.75%

         The Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the federal income tax rate of 28% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The complement, for example, of a tax rate of 28% is 72%, that is [1.00 - .28 = .72].

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Fund's Distribution Plan. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total return for the six months ended December 31, 1996, without taking sales charges into account were as follows:

                           Class A                   5.28%
                           Class B                   4.89%
                           Class C                   5.55%
                           Class D                   5.02%

Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rates of the Fund on the month of December 1996 were as follows:

                           Class A                   4.53%
                           Class B                   3.99%
                           Class C                   5.00%
                           Class D                   3.99%


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) an audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary reports may be made available and holders of record may request a copy of a current supplementary reports, if any, by calling State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended December 31, 1996.





359877.c3

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 1996
-------------------------------------------------------------------------------
                                       Principal     Maturity         Value
                                         Amount        Date          (Note 1)
-------------------------------------------------------------------------------


MUNICIPAL BONDS 100.0%
Arizona 1.6%
Salt River Project Agricultural
Improvement and Power District,
Arizona, Salt River Project Electric
System Refunding Revenue Bonds, 1993
Series C, 5.00%                        $5,000,000    1/01/2016     $  4,713,250
                                                                  -------------
California 13.8%
Redevelopment Agency of the City of
San Jose, Merged Area Redevelopment
Project, Tax Allocation, Bonds, MBIA
Insured, Series 1993, 6.00%             1,000,000    8/01/2007        1,089,000

South Orange County Public Financing
Authority, Special Tax Revenue
Bonds, 1994 Series B (Junior Lien
Bonds), 7.00%                             500,000    9/01/2007          508,275

City of Duarte, California,
Certificates of Participation, (Hope
National Medical Center), 6.00%           500,000    4/01/2008          506,095

Santa Clara County Financing
Authority, (VMC Facility Replacement
Project), 1994 Series A Bonds, AMBAC
Insured, 7.75%                          1,000,000   11/15/2008        1,242,660

South Orange County Public Financing
Authority, Special Tax Revenue
Bonds, 1994 Series B (Junior Lien
Bonds), 7.00%                           1,000,000    9/01/2009        1,010,090

Foothill/Eastern Transportation
Corridor Agency, Series 1995A Senior
Lien Convertible Capital
Appreciation Bonds, 0.00%               1,695,000    1/01/2010        1,101,818

California Housing Finance Agency,
Home Mortgage Revenue Bonds, 1991
Series G, Subject to AMT, 6.95%           260,000    8/01/2011          275,839

Port Hueneme Redevelopment Agency,
Central Community Project, 1993 Tax
Allocation Refunding Bonds, AMBAC
Insured, 5.50%                          1,800,000    5/01/2014        1,817,910

California Pollution Control
Financing Authority, Pollution
Control Refunding Revenue Bonds,
(San Diego Gas & Electric Company),
1996 Series A, 5.90%                   $2,000,000    6/01/2014     $  2,100,220

Sacramento Power Authority,
Cogeneration Project Revenue Bonds,
(Procter & Gamble Project), 1995
Series, 6.50%                           1,300,000    7/01/2014        1,359,293

California Housing Finance Agency,
Home Mortgage Revenue Bonds, 1994
Series G, 7.20%                         1,500,000    8/01/2014        1,592,490

Rancho California Water District
Financing Authority, Revenue
Refunding Bonds, AMBAC Insured,
Series 1994, 5.00%                      4,000,000    8/15/2014        3,793,280

City of Stockton, Revenue
Certificates of Participation, 1995
Series A, (Wastewater Treatment
Plant Expansion), FGIC Insured,
6.70%                                   1,000,000    9/01/2014        1,109,800

California Educational Facilities
Authority, Series 1994 Revenue Bonds
(Southwestern University, Project),
MBIA Insured, 6.60%                     1,000,000   11/01/2014        1,065,310

County of Madera, California,
Certificates of Participation,
(Valley Children's Hospital
Project), Series 1995, MBIA Insured,
6.50%                                   1,000,000    3/15/2015        1,118,880

California Pollution Control
Financing Authority, Pollution
Control Revenue Bonds, (San Diego
Gas & Electric Company), 1991 Series
A, Subject to AMT, 6.80%                  600,000    6/01/2015          679,014

Roseville Joint Union High School
District, 1992 General Obligation
Bonds, Series B, FGIC Insured, 0.00%    1,000,000    8/01/2015          348,370

Fresno Sewer Revenue Bonds, Series
A-1, AMBAC Insured, 5.25%               5,100,000    9/01/2019        4,961,331

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                       Principal     Maturity         Value
                                         Amount        Date          (Note 1)
-------------------------------------------------------------------------------
California (cont'd)
Central Coast Water Authority,
Refunding Revenue Bonds, (State
Water Project Regional Facilities),
Series 1996A, AMBAC Insured, 5.00%     $2,000,000   10/01/2022     $  1,847,500

The Metropolitan Water District of
Southern California, Water Revenue
Bonds, 1996 Series C, 5.00%             5,000,000    7/01/2027        4,597,800

San Joaquin Hills Transportation
Corridor Agency, (Orange County,
California), Senior Lien Toll Road
Revenue Bonds, 7.00%                    1,000,000    1/01/2030        1,074,680

Foothill/Eastern Transportation
Corridor Agency, Toll Road Revenue
Bonds Series 1995A Senior Lien,
6.50%                                   6,000,000    1/01/2032        6,273,240
                                                                  -------------
                                                                     39,472,895
                                                                  -------------
Colorado 4.2%
City and County of Denver, Colorado,
Department of Aviation, Airport
System Revenue Bonds, Series 1996C,
MBIA Insured, Subject to AMT, 5.50%     1,500,000   11/15/2013        1,478,820

City and County of Denver, Colorado,
Department of Aviation, Airport
System Revenue Bonds, Series 1996B,
MBIA Insured, Subject to AMT, 5.75%     3,500,000   11/15/2015        3,505,670

Arapahoe County, Colorado, Public
Highway Authority, Capital
Improvement Trust Fund, Highway
Revenue, Bonds (E-470 Project),
7.00%                                   5,000,000    8/31/2026        5,519,950

Colorado Housing and Finance
Authority, Single Family Program
Senior and Subordinate Bonds, 1996
Series B, 7.45%                         1,500,000   11/01/2027        1,680,375
                                                                  -------------
                                                                     12,184,815
                                                                  -------------
Connecticut 3.4%
State of Connecticut, Clean Water
Fund Revenue Bonds, 1991 Series,
7.00%                                  $1,000,000    1/01/2011     $  1,108,970

State of Connecticut, Special Tax
Obligation Bonds, Transportation
Infrastructure Purposes, 1991 Series
A, 6.50%                                1,500,000   10/01/2012        1,678,365

Connecticut Development Authority,
Pollution Control Refunding Bonds,
(Pfizer Inc. Project-1982 Series),
6.55%                                   2,500,000    2/15/2013        2,720,200

State of Connecticut Health and
Educational Facilities Authority,
Revenue Bonds, Quinnipiac College,
Issue, Series D, 6.00%                  4,465,000    7/01/2023        4,282,337
                                                                  -------------
                                                                      9,789,872
                                                                  -------------
Florida 10.1%
St. Johns County Industrial
Development Authority, Industrial
Development Revenue Bonds, Series
1993A, (Vicar's Landing Project),
6.20%                                     500,000    2/15/2003          514,780

Collier County Health Facilities
Authority, Health Facility Refunding
Revenue Bonds, (The Moorings, Inc.
Project), Series 1994, 6.00%              500,000   12/01/2005          514,545

Orlando Utilities Commission, Water
and Electric Subordinated Revenue
Bonds, Series D, 6.75%                  8,950,000   10/01/2017       10,457,627

Martin County, Florida, Pollution
Control Revenue Refunding Bonds,
(Florida Power & Light Company
Project), Series 1990, MBIA Insured,
7.30%                                   1,250,000    7/01/2020        1,367,438

Orlando Utilities Commission, Water
and Electric Subordinated Revenue
Bonds, Series 1989C, Pre-Refunded to
10/1/99 @ 102, 7.00%*                   1,000,000   10/01/2023        1,089,420


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------
                                       Principal     Maturity         Value
                                         Amount        Date          (Note 1)
-------------------------------------------------------------------------------
Florida (cont'd)
Orange County, Florida, Health
Facilities Authority, First Mortgage
Revenue Bonds, Series 1996, (Orlando
Lutheran Towers, Inc.), 8.75%          $5,000,000    7/01/2026     $  5,248,200

Volusia County Educational Facility
Authority, Educational Facilities
Revenue Bonds, (Embry-Riddle
Aeronautical University Project),
Series 1996A, 6.125%                    5,000,000   10/15/2026        5,081,200

Northern Palm Beach County, Florida,
Improvement District, Water Control
and Improvement Bonds, Unit of
Development No. 9A, Series 1996A,
7.30%                                   3,000,000    8/01/2027        3,056,040

Housing Authority of Lee County,
Florida, Single Family Mortgage
Revenue Bonds, (Multi-County
Program), Series 1996A, Subseries 2,
Subject to AMT, 7.50%                   1,500,000    9/01/2027        1,667,670
                                                                  -------------
                                                                     28,996,920
                                                                  -------------
Georgia 3.9%
State of Georgia, General Obligation
Bonds, Series 1992B, 6.25%              4,300,000    3/01/2011        4,761,691

State of Georgia, General Obligation
Bonds, Series 1994E, 6.75%              1,000,000   12/01/2012        1,163,870

Metropolitan Atlanta Rapid Transit
Authority, Georgia, Sales Tax
Revenue Bonds, Refunding Series P,
AMBAC Insured, 6.25%                    4,700,000    7/01/2020        5,208,023
                                                                  -------------
                                                                     11,133,584
                                                                  -------------
Hawaii 2.6%
State of Hawaii, General Obligation
Bonds of 1991, Series BT, 6.125%*       2,000,000    2/01/2010        2,140,080

State of Hawaii, Airports System
Revenue Bonds, Second Series of
1991, MBIA Insured, Subject to AMT,
7.00%                                  $5,000,000    7/01/2018     $  5,418,650
                                                                  -------------
                                                                      7,558,730
                                                                  -------------
Illinois 2.0%
City of Chicago, Illinois, Gas
Supply Revenue Bonds, 1985 Series B
(The Peoples Gas Light and Coke
Company Project), 7.50%                 3,500,000    3/01/2015        3,804,360

City of Chicago, Illinois, Midway
Airport Revenue Bonds, Series B,
MBIA Insured, Subject to AMT, 5.625%    2,000,000    1/01/2029        1,915,720
                                                                  -------------
                                                                      5,720,080
                                                                  -------------
Kansas 0.4%
State of Kansas, Department of
Transportation, Highway Revenue
Bonds, Series 1992, Pre-Refunded, to
3/1/2002 @ 102, 6.50%                   1,000,000    3/01/2008        1,099,600
                                                                  -------------
Maryland 1.9%
Howard County, Maryland, Multifamily
Mortgage Refunding Bonds, Series
1994, (Chase Glen Project),
Mandatory Put 7/1/2004 @ 100, 7.00%     5,000,000    7/01/2024        5,397,850
                                                                  -------------
Massachusetts 7.9%
Massachusetts Industrial Finance
Agency, First Mortgage Revenue
Bonds, (Brookhaven Retirement
Community, Lexington-1994 Issue),
Series A, 6.75%                         4,500,000    1/01/2001        4,718,475

Massachusetts Industrial Finance
Agency, First Mortgage Revenue
Bonds, (Berkshire Retirement
Community, Lenox- 1994 Issue) Series
A, 6.375%                               1,500,000    7/01/2005        1,526,985


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                       Principal     Maturity         Value
                                         Amount        Date          (Note 1)
-------------------------------------------------------------------------------
Massachusetts (cont'd)
The Commonwealth of Massachusetts,
General Obligation Refunding Bonds,
1995 Series A, AMBAC Insured, 5.00%    $4,000,000    7/01/2011     $  3,871,800

Massachusetts State Water Resources
Authority, General Revenue Bonds,
1993 Series C, 6.00%                    6,155,000   12/01/2011        6,542,334

Massachusetts Bay Transportation
Authority, General Transportation
System Bonds, 1994 Series A
Refunding Bonds, 7.00%                  3,385,000    3/01/2014        3,998,125

Massachusetts Housing Finance
Agency, Single Family Housing
Revenue Bonds, Series 34, MBIA
Insured, Subject to AMT, 6.25%          2,000,000   12/01/2015        2,032,460
                                                                  -------------
                                                                     22,690,179
                                                                  -------------
Minnesota 0.7%
Minnesota Housing Finance Authority,
Single Family Mortgage Bonds, 1994
Series E, 5.90%                         2,100,000    7/01/2025        2,123,646
                                                                  -------------
Mississipi 0.7%
Claiborne County, Mississippi,
Pollution Control Revenue Bonds,
(Middle South Energy, Inc. Project),
Series B, 8.25%                         1,750,000    6/01/2014        1,893,360
                                                                  -------------
Nevada 2.6%
North Las Vegas, Nevada, Local
Special Improvements District No.
707, 7.10%                              2,500,000    6/01/2016        2,548,675

State of Nevada, General Obligation
(Limited Tax) Bonds, Nevada
Municipal Bond Bank Project Nos. 49
and 50, Series November 1, 1995A,
FGIC Insured, 5.50%                     5,000,000   11/01/2025        4,935,450
                                                                  -------------
                                                                      7,484,125
                                                                  -------------
New Hampshire 4.2%
New Hampshire Higher Educational and
Health Facilities Authority, First
Mortgage Revenue Bonds, RiverMead at
Peterborough Issue, Series 1994,
7.375%                                 $7,000,000    7/01/2000     $  7,182,280

New Hampshire Higher Educational and
Health Facilities Authority Revenue
Bonds, Dartmouth College Issue,
Series 1993, 5.375%                     5,000,000    6/01/2023        4,832,150
                                                                  -------------
                                                                     12,014,430
                                                                  -------------
New Jersey 2.0%
New Jersey Transportation Trust Fund
Authority, Transportation System
Bonds, 1996 Series B, 5.00%             5,000,000    6/15/2017        4,666,150

New Jersey Educational Facilities
Authority, Seton Hall University
Project Revenue Bonds, 1991 Series
D, 7.00%                                1,000,000    7/01/2021        1,053,060
                                                                  -------------
                                                                      5,719,210
                                                                  -------------
New Mexico 0.9%
City of Farmington, New Mexico,
Pollution Control Revenue Refunding
Bonds, (Public Service Company of
New Mexico San Juan Project), 1996
Series B, 6.30%                         2,500,000   12/01/2016        2,514,350
                                                                  -------------
New York 7.7%
The Port Authority of New York and
New Jersey, Special Project Bonds,
Series 4, KIAC Partners Project,
Subject to AMT, 6.75%                   5,000,000   10/01/2011        5,163,050

City of New York, General Obligation
Refunding Bonds, Fiscal 1991 Series
B, 7.75%                                3,990,000    2/01/2012        4,489,907


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------
                                       Principal     Maturity         Value
                                         Amount        Date          (Note 1)
-------------------------------------------------------------------------------
New York (cont'd)
New York Local Government Assistance
Corp., (A Public Benefit Corporation
of the State of New York), Series
1993E Refunding Bonds, 6.00%           $5,000,000    4/01/2014     $  5,380,050

Metropolitan Transportation
Authority, Transit Facilities
Revenue Bonds, Series K, 6.625%         2,000,000    7/01/2014        2,222,900

Dormitory Authority of the State of
New York, Department of Health of
the State of New York, Revenue
Bonds, Series 1996, 5.75%               5,000,000    7/01/2017        4,842,200
                                                                  -------------
                                                                     22,098,107
                                                                  -------------
North Carolina 6.4%
North Carolina Municipal Power
Agency Number 1, Catawba Electric
Revenue Bonds, Series 1992, MBIA
Insured, 7.25%                          5,000,000    1/01/2007        5,858,650

County of Durham, North Carolina,
Certificates of Participation, (1991
Jail Facilities and Computer
Equipment Financing Project), 6.625%    2,065,000    5/01/2014        2,200,485

Board of Governors of The University
of North Carolina, University of
North Carolina Hospitals at Chapel
Hill, Revenue Bonds, Series 1996, 5.25% 3,000,000    2/15/2019        2,856,660

North Carolina Housing Finance
Agency, Multifamily Revenue
Refunding Bonds, (1992 Refunding
Bond Resolution), Series B, 6.90%       6,990,000    7/01/2024        7,403,668
                                                                  -------------
                                                                     18,319,463
                                                                  -------------
Ohio 5.2%
Hamilton County, Ohio, Sewer System
Improvement and Refunding Revenue
Bonds, 1991 Series A, (The
Metropolitan Sewer District of
Greater Cincinnati), Pre-Refunded
to 6/1/2001 @ 102, 6.70%*              $2,000,000   12/01/2013     $  2,215,200

County of Miami, Ohio, Hospital
Facilities Revenue Refunding and
Improvement Bonds, Series 1996A,
(Upper Valley Medical Center), 6.25%    2,500,000    5/15/2016        2,503,775

City of Cleveland, Ohio, Various
Purpose General Obligation Bonds,
Series 1996, AMBAC Insured, 5.50%       2,250,000    9/01/2016        2,263,275

City of Cleveland, Ohio, Public
Power System Improvement First
Mortgage Revenue Refunding Bonds,
Series 1991 B, 7.00%                    7,000,000   11/15/2017        7,910,980
                                                                  -------------
                                                                     14,893,230
                                                                  -------------
Oregon 0.4%
State of Oregon, Housing,
Educational and Cultural Facilities
Authority, Revenue Bonds, (Reed
College Project), 1991 Series A,
6.75%*                                  1,000,000    7/01/2021        1,109,010
                                                                  -------------
Pennsylvania 2.8%
Scranton-Lackawanna Health and
Welfare Authority, Revenue Bonds,
Series A of 1994, (Allied Services
Rehabilitation Hospitals Project),
6.60%                                     500,000    7/15/2000          510,695

Montgomery County Industrial
Development Authority, Health
Facilities Revenue Bonds, Series of
1993, (ECRI Project), 6.40%               770,000    6/01/2003          794,771

Delaware County Industrial
Development Authority, Revenue
Bonds, Series of 1994, (Martins
Run), 5.75%                               500,000   12/15/2003          497,720


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                       Principal     Maturity         Value
                                         Amount        Date          (Note 1)
-------------------------------------------------------------------------------
Pennsylvania (cont'd)
Montgomery County Higher Education
and Health Authority, Pennsylvania,
Northwestern Corp., 6.50%              $1,140,000    6/01/2004     $  1,213,234

Monroeville, Pennsylvania, Hospital
Authority, Hospital Refunding Bonds,
Forbes Health System, 5.75%               500,000   10/01/2005          508,530

Pennsylvania Economic Development
Financing Authority, Resource
Recovery Revenue Bonds, (Northampton
Generating Project), Series 1994A,
6.40%                                   2,500,000    1/01/2009        2,481,400

Pennslyvania Economic Development
Financing Authority, Resource
Recovery Revenue Bonds, (Colver
Project), Series 1994D, 7.05%           1,000,000   12/01/2010        1,048,540

Montgomery County Industrial
Development Authority, Pollution
Control Revenue Refunding Bonds,
1991 Series A, (Philadelphia
Electric Co. Project), Subject to
AMT, 7.60%                              1,000,000    4/01/2021        1,074,890
                                                                  -------------
                                                                      8,129,780
                                                                  -------------
Tennessee 1.9%
City of Memphis, Tennessee, Electric
System Revenue Refunding Bonds,
Series of 1992, 6.00%                   2,250,000    1/01/2006        2,440,057

City of Memphis, Tennessee, Water
Division Revenue Refunding Bonds,
Series of 1992-A, 6.00%                 3,000,000    1/01/2012        3,142,530
                                                                  -------------
                                                                      5,582,587
                                                                  -------------
Texas 9.1%
City of Austin, Texas, Combined
Utility Systems Revenue Refunding
Bonds, Series 1993, 5.80%               2,000,000   11/15/2006        2,136,040

Texas Turnpike Authority, Dallas
North Tollway System Revenue
Refunding Bonds, Series 1996, FGIC
Insured, 6.50%+                        $5,100,000    1/01/2009     $  5,595,006

Texas Municipal Power Agency,
Refunding Revenue Bonds, Series
1991A, AMBAC Insured, 6.75%             1,000,000    9/01/2012        1,079,850

Harris County, Texas, General
Obligation Unlimited Tax, Refunding
and Toll Road Subordinate Lien
Revenue Bonds, Series 1991, 6.75%       5,750,000    8/01/2014        6,238,175

Dallas-Fort Worth International
Airport, Facility Improvement
Corporation, American Airlines, Inc.
Revenue Bonds, Series 1990, 7.50%       5,250,000   11/01/2025        5,624,377

AllianceAirport Authority, Inc.,
Special Facilities Revenue Bonds,
Series 1990, (American Airlines,
Inc. Project), 7.50%                    5,000,000   12/01/2029        5,361,800
                                                                  -------------
                                                                     26,035,248
                                                                  -------------
Utah 0.9%
Intermountain Power Agency, Utah,
Power Supply Revenue Refunding
Bonds, 1996 Series A, MBIA Insured,
6.15%                                   2,500,000    7/01/2014        2,630,450
                                                                  -------------
Vermont 0.5%
Vermont Educational and Health
Buildings Financing Agency, Revenue
Bonds, (Middlebury College Project),
Series 1996, 5.375%                     1,500,000   11/01/2026        1,424,175
                                                                  -------------
Washington 0.7%
Washington Public Power Supply
System, Nuclear Project No. 1,
Refunding Revenue Bonds, Series
1996A, 5.70%                            2,000,000    7/01/2012        2,015,060
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------
                                       Principal     Maturity         Value
                                         Amount        Date          (Note 1)
-------------------------------------------------------------------------------
Wisconsin 1.5%
Wisconsin Housing and Economic
Development Authority, Home
Ownership Revenue Bonds, 1992
Series 2, Subject to AMT, 6.875%   $4,250,000     9/01/2024        $  4,453,320
                                                                  -------------
Total Municipal Bonds (Cost $273,381,058)                           287,197,326
                                                                  -------------
SHORT-TERM OBLIGATIONS--0.2%
State of Massachusetts, Series
B, 4.80%                              500,000     1/02/1997++           500,000
                                                                  -------------
Total Short-Term Obligations (Cost $500,000)                            500,000
                                                                  -------------
Total Investments (Cost $273,881,058)--100.2%                       287,697,326
Cash and Other Assets, Less Liabilities--(0.2%)                        (702,017)
                                                                  -------------
Net Assets--100.0%                                                 $286,995,309
                                                                  =============
Federal Income Tax Information:
At December 31, 1996, the net unrealized appreciation of
investments based on cost for Federal income tax purposes of
$273,881,058 was as follows:
Aggregate gross unrealized appreciation for all investments
in which there is an excess of value
over tax cost                                                      $ 13,843,652
Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax
cost over value                                                         (27,384)
                                                                  -------------
                                                                   $ 13,816,268
                                                                  =============
-------------------------------------------------------------------------------
++ Interest rate on this obligation may reset daily.
 + The delivery and payment of this security is beyond the normal settlement time of three business days after the trade date. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.
 * This security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $6,553,710.


-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1996

Assets
Investments, at value (Cost $273,881,058) (Note 1)             $287,697,326
Cash                                                                 74,621
Interest receivable                                               6,074,632
Receivable for fund shares sold                                      95,933
Other assets                                                            247
                                                               ------------
                                                                293,942,759
Liabilities
Payable for securities purchased                                  5,977,581
Dividends payable                                                   308,558
Payable for fund shares redeemed                                    160,302
Accrued transfer agent and shareholder services (Note 2)            144,621
Accrued management fee (Note 2)                                     135,117
Accrued distribution and service fees (Note 4)                       93,462
Accrued trustees' fees (Note 2)                                      31,133
Other accrued expenses                                               96,676
                                                               ------------
                                                                  6,947,450
                                                               ------------
Net Assets                                                     $286,995,309
                                                               ============
Net Assets consist of:
 Undistributed net investment income                           $    118,283
 Unrealized appreciation of investments                          13,816,268
 Accumulated net realized loss                                   (4,469,908)
 Shares of beneficial interest                                  277,530,666
                                                               ------------
                                                               $286,995,309
                                                               ============
Net Asset Value and redemption price per share of Class A
shares ($223,406,716 / 27,564,079 shares of beneficial
interest)                                                             $8.10
                                                                      =====
Maximum Offering Price per share of Class A shares ($8.10
/ .955)                                                               $8.48
                                                                      =====
Net Asset Value and offering price per share of Class B
shares ($51,710,259 / 6,380,372 shares of beneficial
interest)*                                                            $8.10
                                                                      =====
Net Asset Value, offering price and redemption price per
share of Class C shares ($8,989,569 / 1,111,576 shares of
beneficial interest)                                                  $8.09
                                                                      =====
Net Asset Value and offering price per share of Class D
shares ($2,888,765 / 356,711 shares of beneficial
interest)*                                                            $8.10
                                                                      =====

-------------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended December 31, 1996

Investment Income
Interest                                                        $17,719,764

Expenses
Management fee (Note 2)                                           1,665,478
Transfer agent and shareholder services (Note 2)                    356,505
Custodian fee                                                       147,365
Reports to shareholders                                              60,745
Trustees' fees (Note 2)                                              44,545
Registration fees                                                    24,206
Service fee--Class A (Note 4)                                       582,391
Distribution and service fees--Class B (Note 4)                     515,242
Distribution and service fees--Class D (Note 4)                      26,190
Audit fee                                                            18,191
Legal fees                                                           16,836
Miscellaneous                                                        43,193
                                                                -----------
                                                                  3,500,887
                                                                -----------
Net investment income                                            14,218,877
                                                                -----------
Realized and Unrealized Gain (Loss) on Investments and
Futures Contracts
Net realized loss on investments (Notes 1 and 3)                 (2,797,711)
Net realized gain on futures contracts (Note 1)                     963,485
                                                                -----------
  Total net realized loss                                        (1,834,226)
Net unrealized depreciation of investments                       (4,864,350)
                                                                -----------
Net loss on investments and futures contracts                    (6,698,576)
                                                                -----------
Net increase in net assets resulting from operations            $ 7,520,301
                                                                ===========

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                      Year ended December 31
                                                   ----------------------------
                                                      1996             1995
-------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations:
Net investment income                             $ 14,218,877     $ 13,418,946
Net realized gain (loss) on
 investments and futures
 contracts*                                         (1,834,226)       8,383,796
Net unrealized appreciation
(depreciation) of investments                       (4,864,350)      20,715,649
                                                  ------------     ------------
Net increase resulting from
 operations                                          7,520,301       42,518,391
                                                  ------------     ------------
Dividends from net investment income:
 Class A                                           (11,329,888)     (12,265,000)
 Class B                                            (2,112,558)      (1,664,544)
 Class C                                              (810,073)         (63,631)
 Class D                                              (108,938)         (52,929)
                                                  ------------     ------------
                                                   (14,361,457)     (14,046,104)
                                                  ------------     ------------
Net increase (decrease) from
fund share transactions (Note
6)                                                 (38,189,738)      28,826,529
                                                  ------------     ------------
Total increase (decrease) in
net assets                                         (45,030,894)      57,298,816
Net Assets
Beginning of year                                  332,026,203      274,727,387
                                                  ------------     ------------
End of year (including
undistributed net investment
income of $118,283 and
$286,673, respectively)                           $286,995,309     $332,026,203
                                                  ============     ============
* Net realized gain (loss) for
  Federal income tax purposes
  (Note 1)                                        $ (1,738,904)    $  7,274,722
                                                  ============     ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1996

Note 1
State Street Research Tax-Exempt Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. Two series of the Trust are publicly offered: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Fund invests primarily in tax-exempt debt obligations which the investment manager believes will not involve undue risk.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends
Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1996, the Fund had a capital loss carryforward of $3,135,166 available, to the extent provided in regulations, to offset future capital gains, if any, of which $1,396,262 and $1,738,904 expires on December 31, 2002 and 2004, respectively. In addition, as part of the transaction described in Note 5, the Fund acquired from State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund a capital loss carryforward of $1,111,197, of which $803,119 and $308,078 expires on December 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

F. Futures Contracts
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one- third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1996, the fees pursuant to such agreement amounted to $1,665,478.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1996, the amount of such expenses was $80,602.

The fees of the Trustees not currently affiliated with the Adviser amounted to $44,545 during the year ended December 31, 1996.

Note 3
For the year ended December 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $377,616,831 and $415,192,668, respectively.

Note 4
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1996, fees pursuant to such plan amounted to $582,391, $515,242 and $26,190 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $70,079 and $467,370, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $315,859 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $183,514 and $2,346 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 5
On December 15, 1995, the Fund acquired the assets and liabilities of State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund (the "Acquired Funds") in exchange for shares of each class of the Fund. The acquisition was accounted for as a tax-free exchange of 2,085,788 Class A shares, 1,364,200 Class B shares, 2,727,678 Class C shares and 375,835 Class D shares of the Fund for the net assets of the Acquired Funds which amounted to $17,040,955, $11,146,276, $22,230,046 and $3,067,368 for Class A, Class B,
Class C and Class D shares, respectively. The net assets of the Acquired Funds included $2,518,588 of unrealized appreciation at the close of business on December 15, 1995. The net assets of the Fund immediately after the acquisition were $329,021,552.

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------
NOTES (cont'd)
-------------------------------------------------------------------------------
Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1996, the Distributor owned 13,825 Class A shares and one Class C share of the Fund.

Share transactions were as follows:

                                                               Year ended December 31
                                           --------------------------------------------------------------
                                                        1996                            1995
                                          -------------------------------   ------------------------------
Class A                                       Shares           Amount          Shares         Amount
 ------------------------------------------------------- ----------------  --------------  ---------------
Shares sold                                  3,002,670      $ 23,933,082      4,674,154    $ 37,484,244
Issued upon reinvestment of dividends        1,019,921         8,152,263      1,134,792       8,963,324
Shares repurchased                          (7,148,451)      (57,087,469)    (7,024,141)    (55,275,274)
                                          -------------- ----------------  --------------  ---------------
Net decrease                                (3,125,860)     $(25,002,124)    (1,215,195)   $ (8,827,706)
                                          ============== ================  ==============  ===============
Class B                                       Shares           Amount          Shares         Amount
 ------------------------------------------------------- ----------------  --------------  ---------------
Shares sold                                  1,380,510      $ 11,106,098      2,374,570    $ 19,127,552
Issued upon reinvestment of dividends          183,701         1,368,769        164,613       1,301,099
Shares repurchased                          (1,461,750)      (11,643,649)      (999,139)     (7,870,018)
                                          -------------- ----------------  --------------  ---------------
Net increase                                   102,461      $    831,218      1,540,044    $ 12,558,633
                                          ============== ================  ==============  ===============
Class C                                       Shares           Amount          Shares         Amount
 ------------------------------------------------------- ----------------  --------------  ---------------
Shares sold                                    573,749      $  4,662,961      2,740,046    $ 22,327,564
Issued upon reinvestment of dividends           49,208           392,454          4,806          38,781
Shares repurchased                          (2,257,037)      (17,834,280)       (43,984)       (354,433)
                                          -------------- ----------------  --------------  ---------------
Net increase (decrease)                     (1,634,080)     $(12,778,865)     2,700,868    $ 22,011,912
                                          ============== ================  ==============  ===============
Class D                                       Shares           Amount          Shares         Amount
 ------------------------------------------------------- ----------------  --------------  ---------------
Shares sold                                    252,936      $  2,023,533        417,377    $  3,395,688
Issued upon reinvestment of dividends            5,443            44,400          2,759          21,771
Shares repurchased                            (408,733)       (3,307,900)       (41,573)       (333,769)
                                          -------------- ----------------  --------------  ---------------
Net increase (decrease)                       (150,354)     $ (1,239,967)       378,563    $  3,083,690
                                          ============== ================  ==============  ===============

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a share outstanding throughout each year:

                                                                    Class A
                                          ----------------------------------------------------------


                                                            Year ended December 31
                                          ----------------------------------------------------------
                                              1996        1995       1994        1993        1992
 ---------------------------------------------------------------------------------------------------
Net asset value, beginning of year          $   8.26    $   7.46   $   8.43    $   7.94    $   7.69
Net investment income                           0.39        0.39       0.40        0.40        0.43
Net realized and unrealized gain (loss)
on investments and futures contracts           (0.16)       0.82      (0.98)       0.54        0.27
Dividends from net investment income           (0.39)      (0.41)     (0.38)      (0.39)      (0.43)
Distributions from net realized gains             --          --      (0.01)      (0.06)      (0.02)
                                            ---------   ---------  ----------  ----------  ---------
Net asset value, end of year                $   8.10    $   8.26   $   7.46    $   8.43    $   7.94
                                            =========   =========  ==========  ==========  =========
Total return                                    2.93%+     16.58%+    (6.90)%+    12.11%+      9.34%+
Net assets at end of year (000s)            $223,407    $253,402   $238,097    $302,845    $203,312
Ratio of operating expenses to average
net assets                                      1.04%       1.13%      1.20%       1.20%       1.20%
Ratio of net investment income to average
net assets**                                    4.82%       4.95%      5.07%       4.85%       5.48%
Portfolio turnover rate                       125.24%      97.32%     78.63%      36.16%      27.44%


                                                               Class B
                                            ---------------------------------------------
                                                      Year ended December 31
                                            ---------------------------------------------
                                                  1996        1995        1994     1993*
-----------------------------------------------------------------------------------------
Net asset value, beginning of year              $  8.26     $  7.46    $  8.43     $  8.25
Net investment income                              0.32        0.33       0.34        0.19
Net realized and unrealized gain (loss)
on investments and futures contracts              (0.15)       0.82      (0.97)       0.24
Dividends from net investment income              (0.33)      (0.35)     (0.33)      (0.19)
Distributions from net realized gains                --          --      (0.01)      (0.06)
                                                -------     -------   ---------   --------
Net asset value, end of year                    $  8.10     $  8.26    $  7.46     $  8.43
                                                =======     =======   =========   ========
Total return                                       2.15%+     15.72%+    (7.59)%+     5.20%+++
Net assets at end of year (000s)                $51,710    $ 51,827    $35,338     $27,695
Ratio of operating expenses to average
net assets                                         1.79%       1.88%      1.95%       1.95%++
Ratio of net investment income to average
net assets**                                       4.07%       4.19%      4.35%       3.93%++
Portfolio turnover rate                          125.24%      97.32%     78.63%      36.16%


                                                               Class C
                                            ----------------------------------------------
                                                         Year ended December 31
                                            ----------------------------------------------
                                              1996       1995        1994         1993*
------------------------------------------------------------------------------------------
Net asset value, beginning of year           $  8.24    $  7.45     $ 8.41       $ 8.25
Net investment income                           0.39       0.40       0.42         0.23
Net realized and unrealized gain (loss)
 on investments and futures contracts          (0.13)      0.81      (0.96)        0.22
Dividends from net investment income           (0.41)     (0.42)     (0.41)       (0.23)
Distributions from net realized gains             --         --      (0.01)       (0.06)
                                             -------    -------     ------       ------
Net asset value, end of year                 $  8.09    $  8.24     $ 7.45       $ 8.41
                                             =======    =======     ======       ======
Total return                                    3.30%+    16.76%+    (6.56)%+      5.54%+++
Net assets at end of year (000s)             $ 8,990    $22,614     $  334       $  477
Ratio of operating expenses to
 average net assets                             0.79%      0.88%      0.95%        0.96%++
Ratio of net investment income to
 average net assets**                           5.04%      4.85%      5.26%        4.92%++
Portfolio turnover rate                       125.24%     97.32%     78.63%       36.16%

                                                             Class D
                                           ------------------------------------------
                                                       Year ended December 31
                                           ------------------------------------------
                                             1996       1995       1994       1993*
-------------------------------------------------------------------------------------
Net asset value, beginning of year          $  8.25    $ 7.46     $ 8.43      $ 8.25
Net investment income                          0.32      0.33       0.34        0.19
Net realized and unrealized gain (loss)
 on investments and futures contracts         (0.14)     0.81      (0.97)       0.23
Dividends from net investment income          (0.33)    (0.35)     (0.33)      (0.18)
Distributions from net realized gains            --        --      (0.01)      (0.06)
                                            -------    ------     ------      ------
Net asset value, end of year                $  8.10    $ 8.25     $ 7.46      $ 8.43
                                            =======    ======     ======      ======
Total return                                   2.28%+   15.58%+    (7.59)%+     5.19%+++
Net assets at end of year (000s)            $ 2,889    $4,183     $  958      $1,115
Ratio of operating expenses to
 average net assets                            1.79%     1.88%      1.95%       1.99%++
Ratio of net investment income to
 average net assets**                          4.06%     4.13%      4.31%       3.92%++
Portfolio turnover rate                      125.24%    97.32%     78.63%      36.16%

-------------------------------------------------------------------------------
  *June 7, 1993 (commencement of share class designations) to December 31,
   1993.
 **The ratio of net investment income to average net assets differs among classes by amounts other than the difference in expense ratios because of fluctuations during the year in relative levels of assets in each class and in interest income earned.
 ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research Tax-Exempt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Tax-Exempt Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
February 5, 1997

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

The investment environment for municipal bonds had a negative tone early in 1996 and improved steadily in the second half of the year, a trend reflected in the performance of State Street Research Tax-Exempt Fund.

The Fund underperformed the average total return for Lipper Analytical Services' General Municipal Debt Funds category for the 12 months ended December 31, 1996. However, during the final six months of the year, the Fund outperformed its peer group.

Fund management improved performance by shortening the Fund's duration when necessary, reducing holdings in AAA insured bonds and increasing the Fund's position in higher-yielding issues. Fund management also increased the Fund's holdings in securities rated in the AA, A and BBB categories.

Despite the turnaround of both the market and the Fund in the second half of the year, the volatility in the early part of 1996 negatively affected the municipal bond market's twelve-month performance, resulting in annual total returns for the tax-exempt sector that were low by historical standards.

December 31, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In March 1992, the Fund changed its investment objective to eliminate requirements that specify that a percentage of the Fund be invested in certain rating categories. Previously, it was required to invest 80% in securities rated A, BBB, BB, or better. Past performance, therefore, may not be indicative of future results. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable. The Lehman Brothers Municipal Bond Index is a commonly used measure of bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

Change In Value Of $10,000 Based On The
Lehman Municipal Bond Index Compared To
Change In Value Of $10,000 Invested
In Tax-Exempt Fund

[typeset representation of line charts]

Class A Shares

     Average Annual Total Return
1 Year         5 Years        10 Years
-1.70%         +5.51%         +6.51%

Tax-Exempt          Lehman Municipal
  Fund                 Bond Index
  9550                    10000
  9414                    10151
 10684                    11183
 11712                    12389
 12278                    13292
 13726                    14906
 15006                    16220
 16823                    18212
 15662                    17271
 18259                    20285
 18794                    21184

Class B Shares

     Average Annual Total Return
1 Year         5 Years        10 Years
-2.76%         +5.60%         +6.72%

Tax-Exempt          Lehman Municipal
  Fund                 Bond Index
 10000                    10000
  9858                    10151
 11188                    11183
 12264                    12389
 12856                    13292
 14373                    14906
 15713                    16220
 17543                    18212
 16211                    17271
 18759                    20285
 19162                    21184

Class C Shares

     Average Annual Total Return
1 Year         5 Years        10 Years
+3.30%         +6.65%         +7.09%

Tax-Exempt          Lehman Municipal
  Fund                 Bond Index

 10000                    10000
  9858                    10151
 11188                    11183
 12264                    12389
 12856                    13292
 14373                    14906
 15713                    16220
 17600                    18212
 16445                    17271
 19200                    20285
 19835                    21184

Class D Shares

     Average Annual Total Return
1 Year         5 Years        10 Years
+1.30%         +5.92%         +6.72%

Tax-Exempt          Lehman Municipal
  Fund                 Bond Index

 10000                    10000
  9858                    10151
 11188                    11183
 12264                    12389
 12856                    13292
 14383                    14906
 15713                    16220
 17541                    18212
 16209                    17271
 18734                    20285
 19161                    21184

[end line charts]

STATE STREET RESEARCH TAX-EXEMPT FUND
-------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
-------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research Tax-Exempt Fund ("Fund"), along with shareholders of other series of State Street Research Tax-Exempt Trust ("Meeting"), was convened on April 19, 1996. The results of the Meeting are set forth below.

                                                          Votes (millions of
                                                               shares)
                                                          ------------------
                                                           For    Withheld
                                                          ------ -----------
1. The following persons were elected as Trustees:
   Edward M. Lamont                                        25.9      1.0
   Robert A. Lawrence                                      25.9      1.0
   Dean O. Morton                                          25.9      1.0
   Thomas L. Phillips                                      25.9      1.0
   Toby Rosenblatt                                         25.9      1.0
   Michael S. Scott Morton                                 25.9      1.0
   Ralph F. Verni                                          25.8      1.1
   Jeptha H. Wade                                          25.9      1.0


                                                                                                  Votes (millions of
                                                                                                       shares)
                                                                                                ----------------------
                                                                                                 For  Against Abstain
                                                                                                 ---- ------- --------
2. The Fund's following investment policies were reclassified from fundamental to nonfundamental:
   a. The policy regarding investments in securities of companies with less than three (3)
      years' continuous operation                                                               17.5    1.6     2.9
   b. The policy regarding investments in illiquid securities.                                  17.4    1.7     3.0
3. The Fund's fundamental policy regarding investments in commodities and commodity contracts
   was amended.                                                                                 17.5    1.6     3.0
4. The Fund's fundamental policy on lending was amended to clarify the permissibility of
   securities lending.                                                                          17.3    1.8     2.9
5. The Fund's fundamental policies regarding diversification of investments were amended        17.9    1.3     2.8
6. The Master Trust Agreement was amended to permit the Trustees to reorganize, merge or
   liquidate a fund without prior shareholder approval.                                         20.0    3.7     3.3
7. The Master Trust Agreement was amended to eliminate specified time permitted between the
   record date and any shareholders meeting.                                                    21.2    2.5     3.2

                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND
                                   A Series of
                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1997

                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.....................  2

NEW YORK MUNICIPAL OBLIGATIONS......................................  5

ADDITIONAL INFORMATION CONCERNING
     CERTAIN INVESTMENT TECHNIQUES.................................  21

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS....................  30

TRUSTEES AND OFFICERS..............................................  34

INVESTMENT ADVISORY SERVICES.......................................  38

PURCHASE AND REDEMPTION OF SHARES..................................  39

NET ASSET VALUE....................................................  41

PORTFOLIO TRANSACTIONS.............................................  42

CERTAIN TAX MATTERS................................................  45

DISTRIBUTION OF SHARES OF THE FUND.................................  48

CALCULATION OF PERFORMANCE DATA....................................  52

CUSTODIAN..........................................................  57

INDEPENDENT ACCOUNTANTS............................................  58

FINANCIAL STATEMENTS...............................................  58

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research New York Tax-Free Fund (the "Fund") dated May 1, 1997 which may be obtained without charge from the offices of State Street Research Tax-Exempt Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER:  1285M-960501(0697)SSR-LD                          NYTF-606D-597

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         In addition to the investment policies set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         The following restrictions are deemed fundamental and may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

         (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

         (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded; (e) industrial development revenue bonds which are based, directly or indirectly, on the credit of private issuers will be classified according to the industry of the issuer, and (f) New York State and other jurisdictions and each of their separate political subdivisions, agencies, authorities or instrumentalities are treated as separate issuers and are not regarded as members of any industry];

         (10) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. As a matter of current operating, but not fundamental, policy, the Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value); and

         (11) not to invest in a security if the transaction would result in more than 25% of the Fund's total assets being invested in industrial revenue bonds which are based directly or indirectly on the credit of private issuers in any one industry, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government or to repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations.

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investor's Service, Inc. ("Moody's") (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent,
                  (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (3) not to engage in transactions in options except in connection with options on securities and securities indices and options on futures on securities and securities indices;

         (4) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (as a matter of current operating, but not fundamental policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

         (5) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (6) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company;
                  (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

         (7) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (8) not to invest in warrants more than 5% of the value of its total assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (9) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.


                         NEW YORK MUNICIPAL OBLIGATIONS

         As used in the Prospectus and this Statement, the term "New York Municipal Obligations" refers to debt obligations, including bonds and notes, issued by the State of New York and its political subdivisions, the interest on which was at the time of issuance, in the opinion of bond counsel, excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. Like other tax-exempt bonds, New York Municipal Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, roads, schools, and water and sewer works. Other public purposes for which New York Municipal Obligations, like other tax-exempt bonds, may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development revenue bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term New York Municipal Obligations if the interest paid thereon is, in the opinion of bond counsel at the time of issuance, excluded from gross income for federal income tax purposes and exempt from New York State and City personal income taxes. Other industrial development bonds used to fund the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities may also be New York Municipal Obligations, but the size of such issues is limited under current federal tax law. The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development revenue bonds or for "related persons" of substantial users.

         The two principal classifications for tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development revenue bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

         Prices and yields on New York Municipal Obligations and other tax-exempt obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         The ratings of S&P and Moody's represent their opinions and are not absolute standards of quality. Tax-exempt obligations with the same maturity, interest rate and rating may have different yields while on the other hand tax-exempt obligations with the same maturity and interest rate but with different ratings may have the same yield.

         Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds or notes in the same manner.

         From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions, and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of New York Municipal Obligations for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

Special Considerations Relating to New York Municipal Obligations

         Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

         State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position.

         There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-97 or 1997-1998 fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Between 1975 and 1990, total employment grew by 21.3 percent while the labor force grew only by 15.7 percent, unemployment fell from 9.5 percent to 5.2 percent of the labor force. In 1991 and 1992, however, total employment in the State fell by 5.5 percent. As a result, the unemployment rate rose to 8.5 percent reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery, with the unemployment rate decreasing to 7.8 percent and 6.9 percent, respectively. The unemployment rate for 1995 was 6.3 percent and was projected by the Division of Budget to be 6.2 percent for 1996.

         State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

         The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State- supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year (the "1996-97 State Financial Plan").

         The State issued its first update to the 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions were made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflected a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Fund of $300 million.

         The State revised the 1996-97 State Financial Plan on January 14, 1997 (the "Third Quarter Update"), in conjunction with the release of the Executive Budget for the 1997-98 fiscal year.

         The Third Quarter Update continues to be balanced. As compared to the Mid-Year Update, underlying estimates of General Fund receipts have been revised upward $566 million, primarily in personal income taxes and business taxes. However, the actions described below offset these projected increases, producing a projected $627 million reduction in available General Fund receipts as compared to the Mid-Year Update. These actions include implementing reduced personal income tax withholding to reflect the impact of tax reduction actions which took effect on January 1, 1997; the use of $250 million was assumed for this purpose in the Third Quarter Update. In addition, $943 million is projected to be used to pay tax refunds during the 1996-97 fiscal year or reserved to pay refunds during the 1997- 98 fiscal year, which produces a benefit for the 1997-98 financial plan. Finally, $80 million is projected to be deposited into the Tax Stabilization Reserve Fund ("TSRF"), increasing the cash balance in that fund to $317 million by the end of 1996-97.

         Projected General Fund disbursements are reduced by a total of $348 million from the Mid-Year Update, with changes made in most categories of the financial plan. Most of this savings is attributable to reductions in local assistance spending, primarily due to significant reestimates in social services spending to reflect lower caseload growth.

         The Mid-Year Update had reserved $300 million in the General Fund for certain contingencies, including litigation which could have produced an adverse impact on the State's finances, either by itself or because of the precedential nature of the court's decision. The Third Quarter Update no longer includes this reserve, reflecting the State's belief that such risks are unlikely to materialize before the end of the 1996-97 fiscal year. Other reserves are, however, contained in the Third Quarter Update.

         The Governor presented his 1997-98 Executive Budget to the Legislature on January 14, 1997. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

         The 1997-98 Executive Budget projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year. As compared to the 1996-97 State Financial Plan, the 1997-98 Executive Budget proposes a year-to-year decline in General Fund spending of 0.2 percent. State funds spending

(i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 1.2 percent. Spending from all governmental funds (excluding transfers) is proposed to increase by 2.2 percent from the prior fiscal year.

         The 1997-98 Executive Budget proposes $2.3 billion in actions to balance the 1997-98 financial plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1997-98 were projected to grow by approximately 4 percent. This increase would have resulted from growth in Medicaid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1996-97. General Fund receipts were projected to fall by roughly 3 percent. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1996-97 and implementation of previously enacted tax reduction programs. The 1997-98 Executive Budget proposes to close this gap primarily through a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-97 projected budget surplus, and other actions, with a projected 1997-98 closing fund balance in the General Fund of $397 million.

         The 1997-98 Executive Budget projects General Fund receipts of $33.02 billion and $33.91 billion for 1998-99 and 1999-2000, respectively. The receipts projections were prepared on the basis of an economic forecast of a steadily growing national economy, in an environment of low inflation and slow employment growth. The forecast for the State's economic performance likewise is for slow but steady economic growth. The receipt projections reflect tax reductions proposed in the 1997-98 Executive Budget that will reduce receipts by an estimated $798 million in 1998-99 and at $1.43 billion in 1999-2000. The bulk of previously enacted tax reductions are annualized in 1997-98 and their impact in the out years is largely proportional to projected growth in the underlying tax liability.

         Disbursements from the General Fund are projected at $34.60 billion in 1998-99 and $35.93 billion in 1999-2000, before assuming additional spending efficiencies and/or additional federal revenue maximization. Assuming implementation of proposed cost containment and other actions proposed in the 1997-98 Executive Budget, annual disbursements for fiscal years 1998-99 and 1999-2000 grow by $1.77 billion and $1.33 billion, respectively.

         It is expected that the 1997-98 financial plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives.

         The Division of the Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1997-98 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the

State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

         To make progress toward addressing recurring budgetary imbalances, the 1997-98 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal years. However, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1997-98 or in future fiscal years. In the States 1996-1997 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year.

         In addition, there has been discussion of additional tax reductions, beyond those reflected in the State's current projections for 1997-98 and the out years that, if enacted, could make it more difficult to achieve budget balance over this period. In particular, modifying the State's sales tax treatment of clothing has been discussed. The State now receives approximately $700 million annually under the current tax statutes from taxation on clothing, and localities receive a roughly equivalent amount.

         Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Risks to the financial plan include either a financial market or broader economic "correction" during the period, a risk heightened by the relatively lengthy expansions currently underway. In addition, a normal "forecast error" of one percentage point in the expected growth rate could raise or lower receipts by $600 million during the last year of the projection period. Potential changes to federal tax law could alter the federal definitions of income on which many State taxes rely. Similarly, the financial plan assumes no significant federal disallowances or other actions which could affect State finances.

         On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

         On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. On December 13, 1996, the State's plan was approved by the federal government. Legislation will be required to implement the State's TANF plan, and the Governor has introduced legislation necessary to conform with federal law.

         States are required to comply with the new federal welfare reform law no later than July 1, 1997. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

         An additional risk to the financial plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. Specifically, in the case of Tug Buster Bouchard et al. v. Wetzler, the Division of the Budget believes that the court's decision, as interpreted by the State, will reduce tax revenues by approximately $5 million in 1997-98 and $2 million thereafter.

         Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

         The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

         The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1996 showed an accumulated deficit in its combined governmental funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion.

         Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

         In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which were to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap was thus permitted in any fiscal year, it was required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program.

         On January 13, 1992, Standard & Poor's Corporation ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

         The State anticipated that its capital programs would be financed, in part, by State and public authorities borrowings in 1996-97. The State expected to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding bond anticipation notes) and $154 million in general obligation commercial paper. The Legislature had also authorized the issuance of up to $101 million in certificates of participation during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

         In November 1996 voters approved a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. As a result, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 borrowing plan to finance a portion of this new program.

         Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes were $735 million for the 1995-96 fiscal year, and were estimated to be $719 million for the 1996-97 fiscal year. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $340 million for the 1995-96 fiscal year, and were estimated to be $323 million for 1996-97.

         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of a State lottery game; (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions; and (ii) challenges to regulations promulgated by the Superintendent of Insurance establishing excess malpractice premium rates for the 1986-87 through 1995-96 and 1996-97 fiscal years, respectively.

         Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996- 97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

         The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1996-97 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $474 million.

         Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that are State-supported or State-related. As of September 30, 1995, date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

         New York City and Other Localities. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

         For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable GAAP. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.

         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979.

         In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's. On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993,

Standard & Poor's reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, Standard & Poor's downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing the City's chronic structural budget problems and weak economic outlook. Standard & Poor's stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating. This rating was re-affirmed by Standard & Poor's on November 1996.

         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of September 30, 1996, MAC had outstanding an aggregate of approximately $4.563 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority for the 1992 through 1997 fiscal years in the event the City fails to provide such financing.

         As of September 30, 1996, the City had received an aggregate of approximately $4.85 billion from MAC for certain authorized uses by the City exclusive of capital purposes. In addition, the City had received an aggregate of approximately $2.352 billion from MAC for capital purposes in exchange for serial bonds in a like principal amount, of which $760 million was held by MAC as of September 30, 1996, from which $626.165 million was redeemed on January 7, 1997. MAC has also exchanged $1.839 billion principal amount of MAC bonds for City debt, of which approximately $57.1 million was held by MAC on September 30, 1996.

         Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

         From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

         On November 14, 1996, the City submitted to the Control Board the Financial Plan for the 1997 through 2000 fiscal years, which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The 1997-2000 Financial Plan projects revenues and expenditures for 1997 fiscal year balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively.

         The 1997-2000 Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which expired on December 31, 1996 and is projected to provide revenue of $170 million, $463 million, $492 million, and $521 million, in the 1997 through 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $270 million and $180 million in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions;
(iii) the ability of the New York City Health and Hospitals Corporation ("HHC") and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; (iv) State approval of the cost containment initiatives and State aid proposed by the City; and (v) a reduction in City funding for labor settlements for certain public authorities or corporations. Legislation extending the 12.5% personal income tax surcharge beyond

December 31, 1996, was not enacted in the special legislative session held in December 1996. Such legislation may be enacted in the 1997 State legislative session. The 1997-2000 Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such Federal welfare legislation.

         The City's projections set forth in the 1997-2000 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1997-2000 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the HHC and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         Implementation of the 1997-2000 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $9 billion of general obligation bonds and $3.8 billion of bonds to be issued by the proposed New York City Finance Authority (the "Finance Authority") to finance City capital projects. The creation of the Finance Authority, which is subject to the enactment of State legislation, is being proposed as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. The City's projections of total debt subject to the general debt limit that would be required to be issued to fund the Updated Ten-Year Capital Strategy published in April 1995 indicates that projected contracts for capital projects and debt issuance may exceed the general debt limit by the end of fiscal year 1997 and would exceed the general debt limit by a substantial amount thereafter, unless legislation is enacted creating the Finance Authority or other legislative initiatives are identified and implemented. Depending on a number of factors, the City may find it necessary to curtail its currently defined capital program before the end of fiscal year 1997 to ensure that there is ongoing capacity to enter into capital contracts necessary to preserve projects designed to safeguard health and safety in the City. Without the Finance Authority or other legislatives relief, the City's general obligation financed capital program with respect to new projects would be virtually brought to a halt during the 1997-2000 Financial Plan period.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations in fiscal year 1997 to finance the City's current estimate of its seasonal cash flow needs for the 1997 fiscal year. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion and $2.25 billion in the 1993 and 1992 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal year.

         Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

         Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell options, futures contracts, and options on futures contracts with respect to securities and securities indices and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. This characteristic makes futures useful for hedging purposes. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying asset has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. Gain or loss to the Fund on transactions in index options will depend on price movements in the relevant securities market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with options on equity or fixed income securities, futures contracts or commodities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. When available, the Fund might employ such devices to hedge its positions in fixed income securities in the same manner that it currently uses futures and related options or, subject to receiving any necessary regulatory approval, to seek a higher level of return. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Moreover, the use of options, futures and options on futures may involve risks not associated with the other types of instruments which the Fund intends to purchase. Most of the hedging anticipated for the Fund will be against the risk characteristics of its portfolio and not against the risk characteristics of specific debt securities. The Fund's ability to hedge effectively through transactions in futures or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. The prices of the assets being hedged may not move in the same amount as the hedging instrument, or there may be a negative correlation which would result in an ineffective hedge and a loss to the Fund.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid assets held by the Fund will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Short Sales Against the Box

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

High Yield Securities

         Lower rated "high yield" securities (i.e., bonds rated BB or lower by S&P or Ba or lower by Moody's) commonly known as "junk bonds," of the type in which the Fund may invest generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments.

         Additional risks of "high yield" securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or subject to restrictions on resale, which may limit the availability of securities for purchase by the Fund, limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions, and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to high yield securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; and (iv) the possibility that revenues or earnings of the issuer may be insufficient to meet its debt service. Growth in the market for "high yield" securities has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the ratings of debt securities, see the Appendix.

         In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Rule 144A Securities

         Subject to the limitations on illiquid noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them.

Other Derivative Securities

         The Fund may invest in tax-exempt derivative products such as stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, tax-exempt asset backed securities including interests in trusts holding tax-exempt lease receivables, and may enter into various interest rate transactions such as swaps, caps, floors or collars as described below. Many of these derivative products are new and are still being developed. Some of these products may generate taxable income or income which is believed to be non-taxable which may later be determined to be taxable. In making investments in any tax-exempt derivative, the Fund will take into consideration the impact on the Fund of the potential taxable nature of any income or gains, the effect of such taxable income or gains on the taxable and non-taxable status of dividends and distributions by the Fund to its shareholders, and the speculative nature of the products given their development nature. Other risks which may arise with tax-exempt derivative products include possible illiquidity because the market for such instruments is still developing. The Fund will attempt to invest in products which appear to have reasonable liquidity and to reduce the risks of nonperformance by counterparties by dealing only with established and reputable institutions.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e. an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the Commodity Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that non-standard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications

         In determining how much of the Fund's portfolio is invested in a given private industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables includes private pools of nongovernment backed mortgages.

Aerospace                     Electric Equipment          Oil Refining & Marketing
Airline                       Electronic Components       Oil Service
Asset-backed--Mortgages       Electronic Equipment        Paper Products
Asset-backed--Credit Card     Entertainment               Personal Care
  Receivables                 Financial Service           Photography
Automotive                    Food & Beverage             Plastics
Automotive Parts              Forest Products             Printing & Publishing
Bank                          Gaming & Lodging            Railroad
Building                      Gas                         Real Estate & Building
Business Service              Gas Transmission            Recreation
Cable                         Grocery                     Retail Trade
Capital Goods & Equipment     Healthcare & Hospital       Savings & Loan
Chemical                        Management                Shipping & Transportation
Computer Software & Service   Hospital Supply             Technology & Communications
Conglomerate                  Hotel & Restaurant          Telephone
Consumer Goods & Services     Insurance                   Textile & Apparel
Container                     Machinery                   Tobacco
Cosmetics                     Media                       Truckers
Diversified                   Metal & Mining              Trust Certificates-
Drug                          Office Equipment              Government Related Lending
Electric                      Oil Production



                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such investments are more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

         The Fund intends that short-term securities acquired for temporary defensive purposes will be exempt from federal income taxes and New York State and New York City personal income taxes. However, if such suitable short-term tax-exempt securities are not available or if such securities are available only on a when-issued basis, the Fund may invest up to 100% of its total assets in short-term securities the interest on which is not exempt from federal income taxes or New York State or New York City personal income taxes.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., Treasury bills, notes, certificates and bonds;

         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed- ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-backed securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or Prime category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A- 3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event applicable rating agencies lower the ratings of debt instruments held by the Fund, resulting in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *Paul J. Clifford, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 34. His principal occupation is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.

         +Steve A. Garban, The Pennsylvania State University, 208 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 59. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 56. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.


---------------
* or +  See footnotes on page 36
                                       34

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investment Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the
Trust. He is 59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 42. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company.


-----------------
* or +  See footnotes on page 36
                                       35

Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February, 1996, prior positions as President and Chief Executive Officer.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         As of January 31, 1997, the Trustees and officers of the Trust owned no shares of the Fund.

         As of January 31, 1997, Metropolitan Life Insurance Company ("Metropolitan") a New York corporation having its principal offices at One Madison Avenue, New York, NY 10010, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of approximately 80.1% of the Fund's outstanding Class D shares.

         Also as of January 31, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch"), 4800 Deerlake Drive East, Jacksonville, Florida 32246, was the record owner of approximately 5.1% and 17.4% of the Fund's outstanding Class B and Class D shares, respectively. The Fund believes that Merrill Lynch does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.



----------------
* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         The Trustees were compensated as follows:

                                                          Total
                                                      Compensation
                                Aggregate            From Trust and
      Name of                 Compensation            Complex Paid
      Trustee                 From Trust(a)          to Trustees(b)
--------------------------------------------------------------------
Steve A. Garban*                $        0            $      34,750
Malcolm T. Hopkins*             $        0            $      34,750
Edward M. Lamont                $    5,900            $      59,375
Robert A. Lawrence              $    5,900            $      92,125
Dean O. Morton                  $    6,300            $      96,125
Thomas L. Phillips              $    5,900            $      59,375
Toby Rosenblatt                 $    5,900            $      59,375
Michael S. Scott Morton         $    6,700            $     100,325
Ralph F. Verni                  $        0            $           0
Jeptha H. Wade                  $    6,300            $      63,375

(a) For the Fund's fiscal year ended December 31, 1996. Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser, or for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 \ months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

* Elected Trustee as of February 5, 1997. Fees shown are for the fiscal year ended December 31, 1996.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund's investment advisory fees prior to the assumption of fees or expenses were $426,269, $404,069 and $391,693, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $249,199, $156,963 and $120,150, respectively.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administrative services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs and plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under this right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.


         Class C Shares. Class C shares are currently available to certain employee benefit plans, such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets, the Trustees utilize one or more pricing services to value debt securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since the Fund is comprised substantially of debt securities under normal circumstances, most of the Fund's assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the NYSE or the American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the NYSE or the American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers'

NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended December 31, 1995 and 1996 were 109.74% and 89.14%, respectively. The Investment Manager believes the portfolio turnover rate was significantly lower in 1996 than that for the previous fiscal year because of trading in 1995 to restructure the Fund's portfolio to adjust the duration and volatility of the portfolio.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, (including those used for portfolio analysis and modelling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services; and data relating to the relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that proportion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.


         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid no brokerage commissions in secondary trading. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stocks or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies); or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies), but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and
(c) satisfy certain diversification requirements. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to its shareholders, the Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest of which is exempt from federal income tax under Code section 103(a).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Fund. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security (other than a tax-exempt obligation) issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must take into account all original issue discount for purposes of satisfying various requirements to qualify as a regulated investment company under Subchapter M of the Code, it will be more difficult for the Fund to make the distributions required for the Fund to maintain such status and, with respect to debt securities that are not tax-exempt, to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Distributions generally are taxable to shareholders at the time made unless tax-exempt. However, dividends declared by the Fund in October, November or December and made payable to shareholders of record on a specified date in such a month are treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following year. It is expected that none of the Fund's distributions will qualify for the corporate dividends-received deduction.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder, to the extent that it is derived from other than tax-exempt interest, as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

         To the extent that the Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt- interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half of their Social Security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible.

         A shareholder should be aware that a redemption of shares (including any exchange into another Eligible Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. A loss realized by a shareholder on the redemption or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of such dividends if the shares have not been held by the shareholder for more than six months. Similarly, if a shareholder receives a distribution taxable as long-term capital gain and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of such capital gains distribution.

         Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Investment Manager's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

         Interest on "private activity" bonds issued after August 7, 1986 is subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

         The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.


                       DISTRIBUTION OF SHARES OF THE FUND

         State Street Research Tax-Exempt Trust is currently comprised of the following series: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share.

A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. Prior to the adoption of multiple classes of shares during the fiscal year ended December 31, 1993, sales charges amounted to approximately $444,000 for the period January 1, 1993 through June 4, 1993, of which approximately $53,000 was retained by the Distributor after reallowance of concessions to dealers. Following the adoption of multiple classes of shares, total sales charges on Class A shares paid to the Distributor for the period June 5, 1993 through December 31, 1993 and for the fiscal years ended December 31, 1994, 1995 and 1996, amounted to $256,501, $129,732 and $140,433, respectively, of which $30,519, $15,287 and $17,248, respectively, was retained by the Distributor after reallowance of concessions to dealers.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

                    Fiscal Year Ended                  Fiscal Year Ended                  Fiscal Year Ended
                    December 31, 1996                  December 31, 1995                  December 31, 1994
                    -----------------                  -----------------                  -----------------
             Contingent         Commissions       Contingent       Commissions       Contingent      Commissions
               Deferred           Paid to         Deferred             Paid to         Deferred          Paid to
            Sales Charges         Dealers       Sales Charges        Dealers        Sales Charges      Dealers
            -------------       -----------     -------------      ------------     -------------    ------------
Class A      $       0        $   123,185        $         0      $   114,445        $         0     $  225,982
Class B      $  38,918        $   154,234        $   109,751      $   117,596        $    41,848     $  247,699
Class D      $       0        $       171        $         5      $       300        $         0     $    1,194


         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended December 31, 1996, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                               Class A         Class B       Class D
                                               -------         -------       -------
Advertising                                 $       37     $         0      $      787

Printing and mailing of prospectuses
to other than current shareholders                  10               0             209

Compensation to dealers                         48,463         155,239             886

Compensation to sales personnel                    132               0           2,948

Interest                                             0               0               0

Carrying or other financing charges                  0               0               0

Other expenses:  marketing; general                 61                           1,322
                                           -----------     -----------      ----------

Total Fees                                 $    48,703     $   155,239      $    6,152
                                           ===========     ===========      ==========

The Distributor may have also used additional resources of its own for further expenses on behalf of the Trust.

         No interested person of the Fund or independent Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 7, 1993 when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter.


         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

         The performance data reflects Rule 12b-1 fees and sales charges, where applicable, as set forth below:

                               Rule 12b-1 Fees                                   Sales Charges
                               ---------------                                  ---------------
            Current
Class       Amount                     Period
-----       -------                    ------
   A         0.25%         June 7, 1993 to present; fee will         Maximum 4.5% sales charge reflected
                           reduce performance for periods
                           after June 7, 1993

   B         1.00%         June 7, 1993 to present; fee will         1- and 5-year periods reflect a 5% and a
                           reduce performance for periods            2% contingent deferred sales charge,
                           after June 7, 1993                        respectively

   C         None          Since commencement of                     None
                           operations to present

   D         1.00%         June 7, 1993 to present; fee will         1-year period reflects a 1% contingent
                           reduce performance for periods            deferred sales charge
                           after June 7, 1993

Total Return

         The standard total return of each class of shares was as follows:

                       Commencement of
                         Operations                       Five Years                         One Year
                       (July 5, 1989)                        Ended                             Ended
Fund                to December 31, 1996               December 31, 1996                 December 31, 1996
----                --------------------               -----------------                 -----------------
                    With            Without              With            Without           With        Without
                   Subsidy          Subsidy             Subsidy          Subsidy          Subsidy      Subsidy
                   -------          -------             -------          -------          -------      -------
Class A             6.31%            5.78%               5.74%            5.47%           -0.99%       -1.23%
Class B             6.58%            6.05%               5.84%            5.56%           -2.03%       -2.29%
Class C             7.10%            6.58%               6.93%            6.67%            3.93%        3.67%
Class D             6.58%            6.05%               6.15%            5.87%            1.91%        1.66%

         Standard total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                         P(1+T)n = ERV

Where:    P        =     a hypothetical initial payment of $1,000

          T        =     average annual total return

          n        =     number of years

          ERV      =     ending redeemable value at the end of the designated
                         period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. Certain accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         The annualized yield of each class of shares of the Fund based on the month of December 1996 was as follows:

                               With Subsidy          Without Subsidy
                               ------------          ---------------
              Class A              4.53%                4.38%
              Class B              4.00%                3.84%
              Class C              4.99%                4.83%
              Class D              3.99%                3.84%

         Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income, after recognition of all recurring charges, per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:


                            YIELD = 2[( a-b + 1)6 -1]
                                        ---
                                        cd

Where:     a    =   dividends and interest earned during the period

           b    =   expenses accrued for the period (net of voluntary expense
                    reductions by the Investment Manager)

           c    =   the average daily number of shares outstanding during the
                    period that were entitled to receive dividends
           d    =   the maximum offering price per share on the last day of
                    the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes a maximum sales charge of 4.5% with respect to the Class A shares.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Tax Equivalent Yield

         The tax equivalent yield of each class of shares of the Fund for the month ended December 31, 1996 assuming a combined federal and state maximum effective marginal income tax rate of 46.27% was as follows:

                                With Subsidy           Without Subsidy
                                ------------           ---------------
              Class A               8.43%                   8.15%
              Class B               7.44%                   7.15%
              Class C               9.29%                   8.99%
              Class D               7.43%                   7.15%

         The Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the combined federal and state maximum effective marginal income tax rate of 46.27% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The complement, for example, of a tax rate of 46.27% is 53.73%, that is [1.00 - .4627 = .5373].

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total return for the six months ended December 31, 1996, without taking sales charges into account were as follows:


                                  With Subsidy          Without Subsidy
                                  ------------          ---------------
                  Class A             4.90%                  4.77%
                  Class B             4.50%                  4.38%
                  Class C             5.02%                  4.89%
                  Class D             4.37%                  4.24%

Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rates of the Fund, based on the month of December 1996 were as follows:

                           Class A          4.55%
                           Class B          4.00%
                           Class C          5.01%
                           Class D          4.00%


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) an audit of the Fund's annual financing statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary reports may be made available and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended December 31, 1996:







359869.c3
2/25/97

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
 -----------------------------------------------------------------------------
INVESTMENT PORTFOLIO
 -----------------------------------------------------------------------------
December 31, 1996


                                 Principal      Maturity        Value
                                  Amount          Date         (Note 1)
 ------------------------------------------ --------------  --------------
MUNICIPAL BONDS 98.0%
General Obligation 20.5%
The City of New York, General
  Obligation Bonds, Fiscal
  1992 Series H, 7.00%          $1,500,000     2/01/2005     $ 1,619,520
City of New York, General
  Obligation Bonds, Fiscal
  1995 Series F, 6.375%          2,000,000     2/15/2006       2,106,340
County of Onondaga, New York,
  General Improvement (Serial)
  Bonds, 1992, 5.70%             2,000,000     4/01/2007       2,132,380
City of Syracuse, Onondaga
  County, New York, Public
  Improvement Refunding Bonds,
  Series 1993 A, 5.125%          1,750,000     2/15/2009       1,742,877
Commonwealth of Puerto Rico,
  General Obligation Public
  Improvement Refunding Bonds,
  Series 1995, MBIA Insured,
  6.25%                          1,000,000     7/01/2012       1,102,850
State of New York, General
  Obligation Refunding Bonds,
  Series A, 5.25%                1,500,000     7/15/2014       1,445,070
County of Nassau, New York,
  General Obligation Refunding
  Bonds, Series G, MBIA
  Insured, 5.45%                 1,140,000     1/15/2015       1,129,649
County of Monroe, New York,
  Public Improvement Refunding
  Bonds, Series A, 6.00%         1,250,000     3/01/2015       1,332,988
Commonwealth of Puerto Rico,
  General Obligation Public
  Improvement Refunding Bonds,
  Series 1995A, MBIA Insured,
  5.65%                          1,000,000     7/01/2015       1,038,510
Municipal Assistance Corp.
  for the City of Troy, (A
  Public Benefit Corp. of the
  State of New York), General
  Resolution Bonds, Series
  1996A Bonds, MBIA Insured,
  5.00%                          1,000,000     1/15/2016         938,090
                                                            --------------
                                                              14,588,274
                                                            --------------
Certificates of Participation 1.8%
City of Syracuse, New York,
  (Syracuse Hancock
  International Airport),
  Certificates of
  Participation, Series 1992,
  Subject to AMT, 6.60%         $1,185,000     1/01/2006     $ 1,293,416
                                                            --------------
College & University 7.1%
Dormitory Authority of the
  State of New York, Mt. Sinai
  School of Medicine, Series
  B, MBIA Insured, 5.70%         1,450,000     7/01/2011       1,496,255
Dormitory Authority of the
  State of New York, Canisius
  College, Revenue Bonds,
  Series 1995, CapMAC Insured,
  0.00%                          1,550,000     7/01/2013         608,762
Dormitory Authority of the
  State of New York, City
  University System
  Consolidated, Series A,
  AMBAC Insured, 5.625%          1,000,000     7/01/2016       1,022,040
Dormitory Authority of the
  State of New York, City
  University System
  Consolidated, Third General
  Resolution, Revenue Bonds,
  Series 1995 1, AMBAC
  Insured, 5.375%                2,000,000     7/01/2025       1,941,820
                                                            --------------
                                                               5,068,877
                                                            --------------
Escrowed Bonds 1.8%
Dormitory Authority of the
  State of New York, Judicial
  Facilities Lease Revenue
  Bonds, (Suffolk, County
  Issue) Series 1986, 7.375%     1,110,000     7/01/2016       1,311,021
                                                            --------------
Hospital/Health Care 2.5%
Dormitory Authority of the
  State of New York, Nyack
  Hospital Revenue Bonds,
  Series 1996, 6.00%             1,500,000     7/01/2006       1,527,105


The accompanying notes are an integral part of the financial statements.

                                      59

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                 Principal      Maturity        Value
                                  Amount          Date         (Note 1)
 ------------------------------------------ --------------  --------------
Hospital/Health Care (cont'd)
New York State Medical Care
  Facilities Finance Agency,
  Mental Health Services
  Facilities Improvement
  Revenue Bonds, 1990 Series
  A, 7.75%                      $  230,000     8/15/2010      $  252,207
                                                            --------------
                                                               1,779,312
                                                            --------------
Industrial Development & Pollution Control 6.0%
Herkimer County Industrial
  Development Agency,
  Industrial Development
  Revenue Bonds, (Burrows
  Paper Corporation Solid
  Waste Disposal Facility),
  Series 1993, Subject to AMT,
  8.00%                          4,000,000     1/01/2009       4,279,920
                                                            --------------
Lease Revenue 13.6%
Dormitory Authority of the
  State of New York, Judicial
  Facilities Lease Revenue
  Bonds, (Suffolk County
  Issue), Series 1991A, 9.25%    1,500,000     4/15/2006       1,666,200
Lyons Community Health
  Initiatives Corp., Facility
  Revenue Bonds, Series 1994,
  6.55%                            470,000     9/01/2009         498,223
New York State Environmental
  Facilities Corporation,
  Riverbank State Park Special
  Obligation Refunding Revenue
  Bonds, 1996 Series, AMBAC
  Insured, 6.25%                 1,000,000     4/01/2012       1,097,250
New York State Thruway
  Authority, Local Highway and
  Bridge Service Contract
  Bonds, Series 1994, MBIA
  Insured, 5.875%                2,000,000     4/01/2014       2,001,900
Lease Revenue (cont'd)
New York State Thruway
  Authority, Service Contract
  Revenue Bonds, 6.25%          $1,000,000     4/01/2014      $1,028,810
Dormitory Authority of the
  State of New York, State
  University Educational
  Facilities, Revenue Bonds,
  Series 1993 A, 5.50%           2,500,000     5/15/2019       2,379,450
Lyons Community Health
  Initiatives Corp., (New
  York), Facility Revenue
  Bonds, Series 1994, 6.80%        940,000     9/01/2024       1,003,629
                                                            --------------
                                                               9,675,462
                                                            --------------
Life Care 6.5%
Orange County Industrial
  Development Agency, (The
  Glen Arden Inc. Project),
  Life Care Community Revenue
  Bonds, Series 1994, 8.25%      2,000,000     1/01/2002       2,072,440
Tompkins County Industrial
  Development Agency, Life
  Care Community Revenue
  Bonds, 1994 (Kendal at
  Ithaca Inc., Project), 7.70%   1,430,000     6/01/2011       1,492,634
Tompkins County Industrial
  Development Agency, Life
  Care Community Revenue
  Bonds, 1994 (Kendal at
  Ithaca Inc., Project),
  7.875%                         1,000,000     6/01/2024       1,032,370
                                                            --------------
                                                               4,597,444
                                                            --------------
Multi-Family Housing 1.5%
New York State Housing
  Finance Agency, Multi-
  Family Housing Revenue
  Bonds, (Secured Mortgage
  Program), 1992 Series F,
  Subject to AMT, 6.625%         1,000,000     8/15/2012       1,047,420
                                                            --------------


The accompanying notes are an integral part of the financial statements.

                                      60

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


                                 Principal      Maturity        Value
                                  Amount          Date         (Note 1)
 ------------------------------------------ --------------  --------------
Power 3.7%
Power Authority of the State
  of New York, General Purpose
  Bonds, Series W, 6.50%        $2,350,000      1/01/2008     $2,628,287
                                                            --------------
Pre-Refunded Bonds 6.7%
City of Syracuse, Onondaga
  County, New York, Public
  Improvement Bonds, 1991,
  Pre-Refunded to 2/15/2001 @
  102, 6.70%                       500,000      2/15/2006        549,140
Grand Central District
  Management Association,
  Inc., Grand Central Business
  Improvement District,
  Capital Improvement Bonds,
  Series 1992, Pre-Refunded to
  1/01/2002 @ 102, 6.50%         1,000,000      1/01/2010      1,102,090
Dormitory Authority of the
  State of New York, State
  University Educational
  Facilities, Revenue Bonds,
  Series 1990A, Pre- Refunded
  to 5/15/2000 @ 102, 7.70%        600,000      5/15/2012        673,512
New York City Municipal Water
  Finance Authority, Water and
  Sewer System Revenue Bonds,
  Fiscal 1991, Series C, FGIC
  Insured, Pre-Refunded to
  6/15/2001 @ 101.5, 7.00%         600,000      6/15/2016        668,424
County of Suffolk, New York,
  General Obligation, MBIA
  Insured, 1990 Series B,
  Pre-Refunded to, 4/01/2000 @
  102, 7.10%                       425,000      4/01/2018        467,959
Pre-Refunded Bonds (cont'd)
Orangetown Housing Authority,
  (Rockland County, New York),
  Housing Facilities Revenue
  Bonds, (Orangetown Senior
  Housing Center-1990 Series),
  Pre-Refunded to 10/1/2000 @
  102, 7.50%                    $  400,000     10/01/2020     $   449,787
Town of Clifton Park Water
  Authority, (New York), Water
  System Revenue Bonds, 1991
  Series A, FGIC Insured,
  Pre-Refunded to 10/1/2001 @
  102, 6.375%                      800,000     10/01/2026        885,272
                                                            --------------
                                                               4,796,184
                                                            --------------
Single-Family Housing 5.2%
State of New York Mortgage
  Agency, Homeowner Mortgage
  Revenue Bonds, Series 45,
  7.20%                          2,000,000     10/01/2017      2,140,640
State of New York Mortgage
  Agency, Homeowner Mortgage
  Revenue Bonds, Series 55,
  5.95%                          1,550,000     10/01/2017      1,559,920
                                                            --------------
                                                               3,700,560
                                                            --------------
Special/Sales Tax Revenue 1.4%
New York Local Government
  Assistance Corp., (A Public
  Benefit Corporation of the
  State of New York), Series
  1996A Tax Revenue Bonds,
  5.375%                         1,000,000      4/01/2019        964,100
                                                            --------------
Structured Financings 2.2%
The Port Authority of New
  York and New Jersey, Special
  Project Bonds, Series 4,
  KIAC Partners Project,
  Subject to AMT, 6.75%          1,500,000     10/01/2011      1,548,915
                                                            --------------



The accompanying notes are an integral part of the financial statements.

                                      61

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                 Principal      Maturity        Value
                                  Amount          Date         (Note 1)
 ------------------------------------------ --------------  --------------
Toll Roads/Turnpike Authorities 6.5%
Triborough Bridge and Tunnel
  Authority, General Purpose
  Revenue Bonds, Series 1994
  A, 6.00%                      $2,500,000       1/01/2010   $ 2,711,750
New York State Thruway
  Authority, General Revenue
  Bonds, Series B, MBIA
  Insured, 5.00%                 2,000,000       1/01/2014     1,909,620
                                                            --------------
                                                               4,621,370
                                                            --------------
Water & Sewer 11.0%
City of Niagara Falls,
  Niagara County, New York,
  Water Treatment Plant Bonds,
  1994 (AMT), MBIA Insured,
  8.50%                          1,000,000      11/01/2006     1,275,130
New York City Municipal Water
  Finance Authority, Water and
  Sewer System Revenue Bonds,
  Fiscal 1993, Series A, 6.00%   3,000,000       6/15/2009     3,252,120
New York State Environmental
  Facilities Corporation,
  State Water Pollution
  Control, Revolving Fund
  Revenue Bonds, Series 1994
  D, (Pooled Loan Issue),
  6.70%                          2,000,000      11/15/2009     2,231,820
Commonwealth of Puerto Rico,
  Aqueduct and Sewer
  Authority, General Revenue
  Bonds, 6.25%                   1,000,000       7/01/2012     1,090,620
                                                            --------------
                                                               7,849,690
                                                            --------------
Total Municipal Bonds (Cost $66,469,062)                      69,750,252
                                                            --------------
SHORT-TERM OBLIGATIONS 1.7%
North Central Texas Health
  Facility Development Bonds,
  1.70%                         $  200,000     7/10/1996++   $   200,000
New York State Energy
  Research and Development
  Authority, 3.50%                 100,000     9/20/1996++       100,000
Industrial Development
  Corporation of Grapevine,
  Texas, Revenue Bonds, 3.60%      100,000    12/01/2024++       100,000
New York State Energy
  Research and Development
  Authority, 3.00%                 800,000     6/15/2029++       800,000
Total Short-Term Obligations (Cost $1,200,000)                 1,200,000
                                                            --------------
Total Investments (Cost $67,669,062)--99.7%                   70,950,252
Other Assets, Less Liabilities--0.3%                             181,362
                                                            --------------
Net Assets--100.0%                                           $71,131,614
                                                            ==============

 Federal Income Tax Information:
At December 31, 1996, the net unrealized
  appreciation of investments based on cost
  for Federal income tax purposes of
  $67,669,062 was as follows:
Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost                        $3,296,007
Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value                           (14,817)
                                              --------------
                                                $3,281,190
                                              ==============


-----------------------------------------------------------------------------
++Interest rates on these obligations may reset daily.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
 -----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
 -----------------------------------------------------------------------------
December 31, 1996

Assets
Investments, at value (Cost $67,669,062) (Note 1)          $70,950,252
Interest receivable                                          1,425,488
Receivable for securities sold                                 100,286
Receivable for fund shares sold                                 17,168
Receivable from Distributor (Note 3)                             9,053
Other assets                                                     3,481
                                                          --------------
                                                            72,505,728

Liabilities
Payable for securities purchased                             1,096,669
Dividends payable                                               64,484
Accrued transfer agent and shareholder services (Note 2)        57,122
Accrued management fee (Note 2)                                 33,033
Payable to custodian                                            19,717
Accrued distribution and service fees (Note 5)                  18,685
Payable for fund shares redeemed                                13,807
Accrued trustees' fees (Note 2)                                  5,490
Other accrued expenses                                          65,107
                                                          --------------
                                                             1,374,114
                                                          --------------
Net Assets                                                 $71,131,614
                                                          ==============
Net Assets consist of:
 Unrealized appreciation of investments                    $ 3,281,190
 Accumulated net realized loss                                (665,078)
 Shares of beneficial interest                              68,515,502
                                                          --------------
                                                           $71,131,614
                                                          ==============
Net Asset Value and redemption price per share of Class
  A shares ($19,636,245 / 2,415,471 shares of beneficial
  interest)                                                        $8.13
                                                          ==============
Maximum Offering Price per share of Class A shares
  ($8.13 / .955)                                                   $8.51
                                                          ==============
Net Asset Value and offering price per share of Class B
  shares ($16,823,951 / 2,069,700 shares of beneficial
  interest)*                                                       $8.13
                                                          ==============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($34,049,712 / 4,184,877
  shares of beneficial interest)                                   $8.14
                                                          ==============
Net Asset Value and offering price per share of Class D
  shares ($621,706 / 76,431 shares of beneficial
  interest)*                                                       $8.13
                                                          ==============

-----------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the year ended December 31, 1996

Investment Income
Interest                                                   $4,177,094

Expenses
Management fee (Note 2)                                       391,693
Transfer agent and shareholder services (Note 2)              145,713
Custodian fee                                                  98,636
Reports to shareholders                                        30,555
Audit fee                                                      20,719
Legal fees                                                     16,881
Trustees' fees (Note 2)                                        16,044
Service fee--Class A (Note 5)                                  48,703
Distribution and service fees--Class B (Note 5)               155,239
Distribution and service fees--Class D (Note 5)                 6,152
Miscellaneous                                                   8,471
                                                          -------------
                                                              938,806
Expenses borne by the Distributor (Note 3)                   (120,150)
                                                          -------------
                                                              818,656
                                                          -------------
Net investment income                                       3,358,438
                                                          -------------

Realized and Unrealized Gain (Loss)
  on Investments and Futures Contracts
Net realized loss on investments (Notes 1 and 4)             (423,995)
Net realized gain on futures contracts (Note 1)               460,110
                                                          -------------
  Total net realized gain                                      36,115
Net unrealized depreciation of investments                   (908,453)
                                                          -------------
Net loss on investments and futures contracts                (872,338)
                                                          -------------
Net increase in net assets resulting from operations       $2,486,100
                                                          =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
 -----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
 -----------------------------------------------------------------------------

                                   Year ended December 31
                                 -----------------------------
                                     1996           1995
 ------------------------------ --------------  --------------
Increase (Decrease) in Net Assets
Operations:
Net investment income            $ 3,358,438    $ 3,725,102
Net realized gain on
  investments and futures
  contracts*                          36,115      2,462,016
Net unrealized appreciation
  (depreciation) of investments     (908,453)     4,123,535
                                --------------  --------------
Net increase resulting from
  operations                       2,486,100     10,310,653
                                --------------  --------------
Dividends from net investment income:
 Class A                            (943,352)    (1,009,558)
 Class B                            (635,153)      (589,598)
 Class C                          (1,809,871)    (2,182,901)
 Class D                             (25,084)       (33,292)
                                --------------  --------------
                                  (3,413,460)    (3,815,349)
                                --------------  --------------
Net decrease from fund share
  transactions (Note 7)           (2,475,362)    (3,830,608)
                                --------------  --------------
Total increase (decrease) in
  net assets                      (3,402,722)     2,664,696
Net Assets
Beginning of year                 74,534,336     71,869,640
                                --------------  --------------
End of year (including
  undistributed net investment
  income of $0 and $59,442,
  respectively)                  $71,131,614    $74,534,336
                                ==============  ==============
* Net realized gain for
  Federal income tax purposes
  (Note 1)                       $    36,115    $ 1,435,929
                                ==============  ==============

-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

December 31,1996

Note 1

State Street Research New York Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in July, 1989. Two series of the Trust are publicly offered: State Street Research New York Tax-Free Fund and State Street Research Tax-Exempt Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes. To achieve its investment objective, the Fund intends to invest primarily in securities which are issued by or on behalf of New York State or its political subdivisions and by other governmental entities.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Investments of $1 million or more in Class A shares, which are not subject to any initial sales charge, are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declared separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions


Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
-----------------------------------------------------------------------------
NOTES (cont'd)
-----------------------------------------------------------------------------

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1996, the Fund had a capital loss carryforward of $665,078 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

F. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one- third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the differences between the value of the contract at the time it was opened and the value at the time it was closed.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1996, the fees pursuant to such agreement amounted to $391,693.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1996 the amount of such expenses was $25,922.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,044 during the year ended December 31, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $120,150.

Note 4

For the year ended December 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $62,658,752 and $66,895,448, respectively.


Note 5


The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1996, fees pursuant to such plan amounted to $48,703, $155,239 and $6,152 for Class A, Class B and Class D shares, respectively.


The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $17,248 and $121,217, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $125,593 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $38,918 on redemptions of Class B shares during the same period.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Note 6

Under normal circumstances at least 80% of the Fund's net assets will be invested in New York Municipal Obligations. New York State and New York City face potential economic problems due to various financial, social, economic and political factors which could seriously affect their ability to meet continuing obligations for principal and interest payments. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

At December 31, 1996, investments totalling 16.0% of the Fund's net assets were insured as to the timely payment of principal and interest by Municipal Bond Investors Assurance Corp. (MBIA).

Note 7

  The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At
December 31, 1996, Metropolitan owned 61,186 Class D shares and the Distributor owned one Class C share of the Fund.

Share transactions were as follows:

                                                            Year ended December 31
                                           ---------------------------------------------------------
                                                      1996                          1995
                                          ----------------------------  ----------------------------
Class A                                      Shares         Amount        Shares         Amount
 ----------------------------------------------------- --------------- ------------  ---------------
Shares sold                                  598,718     $ 4,808,712      659,418      $ 5,224,381
Issued upon reinvestment of dividends         93,925         754,768      102,754          817,666
Shares repurchased                          (713,493)     (5,744,887)    (745,045)      (5,906,953)
                                          ------------ --------------- ------------  ---------------
Net increase (decrease)                      (20,850)    $  (181,407)      17,127      $   135,094
                                          ============ =============== ============  ===============

Class B                                      Shares         Amount        Shares         Amount
 ----------------------------------------------------- --------------- ------------  ---------------
Shares sold                                  504,073     $ 4,044,795      412,260      $ 2,896,528
Issued upon reinvestment of dividends         61,038         490,585       58,893          434,274
Shares repurchased                          (328,785)     (2,628,310)    (249,652)      (1,557,767)
                                          ------------ --------------- ------------  ---------------
Net increase                                 236,326     $ 1,907,070      221,501      $ 1,773,035
                                          ============ =============== ============  ===============

Class C                                      Shares         Amount        Shares         Amount
 ----------------------------------------------------- --------------- ------------  ---------------
Shares sold                                    3,913     $    31,610       24,846      $   199,861
Issued upon reinvestment of dividends        169,712       1,369,640      208,442        1,655,838
Shares repurchased                          (694,720)     (5,581,623)    (934,625)      (7,406,811)
                                          ------------ --------------- ------------  ---------------
Net decrease                                (521,095)    $(4,180,373)    (701,337)     $(5,551,112)
                                          ============ =============== ============  ===============

Class D                                      Shares         Amount        Shares         Amount
 ----------------------------------------------------- --------------- ------------  ---------------
Shares sold                                    2,131     $    17,119        4,415      $    35,225
Issued upon reinvestment of dividends            597           4,804          880            6,996
Shares repurchased                            (5,330)        (42,575)     (28,950)        (229,846)
                                          ------------ --------------- ------------  ---------------
Net decrease                                  (2,602)    $   (20,652)     (23,655)     $  (187,625)
                                          ============ =============== ============  ===============

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
 -----------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                     Class A                                       Class B
                                 -----------------------------------------------  -------------------------------------------
                                             Year ended December 31                         Year ended December 31
                                 -----------------------------------------------  -------------------------------------------
                                    1996       1995       1994        1993**        1996       1995       1994      1993**
--------------------------------  ---------  -------------------- --------------  ---------  -------------------- ----------
Net asset value, beginning of
  year                            $  8.23    $  7.53    $  8.43       $  8.20     $  8.23    $  7.53    $  8.43     $ 8.20
Net investment income*               0.38       0.40       0.40          0.22        0.32       0.34       0.34       0.19
Net realized and unrealized gain
  (loss) on investments  and
  futures contracts                 (0.09)      0.71      (0.90)         0.25       (0.09)      0.71      (0.90)      0.25
Dividends from net investment
  income                            (0.39)     (0.41)     (0.39)        (0.22)      (0.33)     (0.35)     (0.33)     (0.19)
Distributions from net realized
  gains                                --         --      (0.01)        (0.02)         --         --      (0.01)     (0.02)
                                  ---------  -------------------- --------------  ---------  -------------------- ----------
Net asset value, end of year      $  8.13    $  8.23    $  7.53       $  8.43     $  8.13    $  8.23    $  7.53     $ 8.43
                                  =========  ==================== ==============  =========  ==================== ==========
Total return                         3.68%+    15.11%+    (6.04)%+       5.79%+++    2.91%+    14.26%+    (6.74)%+    5.35%+++
Net assets at end of year (000s)  $19,636    $20,043    $18,214       $15,175     $16,824    $15,084    $12,131     $7,567
Ratio of operating expenses to
  average net assets*                1.10%      1.10%      1.10%         1.10%++     1.85%      1.85%      1.85%      1.85%++
Ratio of net investment income
  to average net assets*             4.76%      5.07%      5.07%         4.68%++     4.01%      4.32%      4.34%      3.93%++
Portfolio turnover rate             89.14%    109.74%     64.80%        33.11%      89.14%    109.74%     64.80%     33.11%
* Reflects voluntary assumption
  of fees or expenses per share
  in each year (Note 3)           $  0.01    $  0.02    $  0.03       $  0.01     $  0.01    $  0.02    $  0.03     $ 0.01

                                                  Class C                                          Class D
                          ------------------------------------------------------  ------------------------------------------
                                          Year ended December 31                           Year ended December 31
                          ------------------------------------------------------  ------------------------------------------
                             1996       1995       1994        1993      1992       1996      1995       1994       1993**
 ------------------------- ---------  --------- -----------  --------- ---------  --------  --------- ---------------------
Net asset value,
  beginning of year         $  8.24    $  7.54    $  8.44    $  7.84    $  7.61    $ 8.23   $  7.53     $ 8.44      $ 8.20
Net investment income*         0.40       0.42       0.42       0.42       0.44      0.32      0.35       0.34        0.19
Net realized and
  unrealized gain (loss)
  on investments  and
  futures contracts           (0.09)      0.71      (0.90)      0.62       0.23     (0.09)     0.70      (0.91)       0.25
Dividends from net
  investment income           (0.41)     (0.43)     (0.41)     (0.42)     (0.44)    (0.33)    (0.35)     (0.33)      (0.18)
Distributions from net
  realized gains                 --         --      (0.01)     (0.02)        --        --        --      (0.01)      (0.02)
                           ---------  --------- -----------  --------- ---------  --------  --------- ---------------------
Net asset value, end of
  year                      $  8.14    $  8.24    $  7.54    $  8.44    $  7.84    $ 8.13   $  8.23     $ 7.53      $ 8.44
                           =========  ========= ===========  ========= =========  ========  ========= =====================
Total return                   3.93%+    15.37%+    (5.79)%+   13.46%+     9.08%+    2.90%+   14.25%+    (6.86)%+     5.46%+++
Net assets at end of year
  (000s)                    $34,050    $38,757    $40,750    $56,515    $41,558    $  622   $   651     $  774      $  821
Ratio of operating
  expenses to average net
  assets*                      0.85%      0.85%      0.85%      0.85%      0.85%     1.85%     1.85%      1.85%       1.85%++
Ratio of net investment
  income to average net
  assets*                      5.01%      5.33%      5.29%      5.10%      5.71%     4.03%     4.35%      4.31%       3.94%++
Portfolio turnover rate       89.14%    109.74%     64.80%     33.11%     29.39%    89.14%   109.74%     64.80%      33.11%
* Reflects voluntary
  assumption of fees or
  expenses per share in
  each year (Note 3)        $  0.01    $  0.02    $  0.03    $  0.01    $  0.02    $ 0.01   $  0.02     $ 0.03      $ 0.01

 **June 7, 1993 (commencement of share class designations) to December 31,
   1993.

 ++Annualized.

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

 -----------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
 -----------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research New York Tax-Free Fund


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research New York Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 5, 1997

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
 -----------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
 -----------------------------------------------------------------------------

New York municipal bonds experienced volatility in the first half of 1996, regained stability by mid-year and developed a positive momentum in the second half of the year, a trend reflected in the performance of State Street Research New York Tax-Free Fund.


The Fund outperformed the average for its peer category, Lipper Analytical Services' New York Municipal Debt Funds for the 12 months ended December 31, 1996.

Fund management worked to improve performance by adjusting the Fund's duration, keeping it short in the beginning of the year, when interest rates were volatile and extending the duration mid-year, when prices became more stable.

Because AAA insured bonds have become less attractive, Fund management limited their position in the portfolio. Investors turned from insured bonds and sought higher yields by investing in non-insured bonds. This drove the yields of non-insured bonds lower--and prices higher--relative to those of insured bonds.


December 31, 1996


All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable. The Lehman Brothers Municipal Bond Index is a commonly used measure of bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the above charts, this first figure reflects expense reduction; the second shows what results would have been without subsidization.


Change In Value Of $10,000 Based On
The Lehman Municipal Bond Index
Compared To Change In Value of $10,000
Invested In New York Tax-Free Fund

[typeset representation of line charts]

Class A Shares

     Average Annual Total Return
   1 Year               5 Years            10 Years
-0.99%/-1.23%       +5.74%/+5.47%        +6.31%/+5.78%

New York
Tax-Free            Lehman Municipal
  Fund                Bond Index
  9550                    9550
  9714                   10931
 10036                   11148
 11428                   12502
 12465                   13604
 14108                   15275
 13256                   14485
 15259                   17014
 15820                   17767


Class B Shares

     Average Annual Total Return
   1 Year               5 Years            10 Years
-2.03%/-2.29%       +5.84%/+5.56%        +6.58%/+6.05%

New York
Tax-Free            Lehman Municipal
  Fund                Bond Index

 10000                  10000
 10172                  10391
 10509                  11148
 11967                  12502
 13052                  13604
 14710                  15275
 13719                  14485
 15675                  17014
 16131                  17767

Class C Shares

     Average Annual Total Return
   1 Year               5 Years            10 Years
+3.93%/+3.67%       +6.93%/+6.67%        +7.10%/+6.58%

New York
Tax-Free            Lehman Municipal
  Fund                Bond Index

 10000                   10000
 10172                   10391
 10509                   11148
 11967                   12502
 13052                   13604
 14810                   15275
 13952                   14485
 16097                   17014
 16729                   17767

Class D Shares

     Average Annual Total Return
   1 Year               5 Years            10 Years
+1.91%/+1.66%       +6.15%/+5.87%        +6.58%/+6.05%

New York
Tax-Free            Lehman Municipal
  Fund                Bond Index

 10000                   10000
 10172                   10391
 10509                   11148
 11967                   12502
 13052                   13604
 14726                   15275
 13717                   14485
 15671                   17014
 16126                   17767

[end line charts]

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
 -----------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
 -----------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research New York Tax-Free Fund ("Fund"), along with shareholders of other series of State Street Research Tax-Exempt Trust ("Meeting"), was convened on April 19, 1996. The results of the Meeting are set forth below.

                                                        Votes (millions of
                                                             shares)
                                                        ------------------
                                                         For    Withheld
                                                        ------ -----------
1. The following persons were elected as Trustees:
   Edward M. Lamont                                      25.9      1.0
   Robert A. Lawrence                                    25.9      1.0
   Dean O. Morton                                        25.9      1.0
   Thomas L. Phillips                                    25.9      1.0
   Toby Rosenblatt                                       25.9      1.0
   Michael S. Scott Morton                               25.9      1.0
   Ralph F. Verni                                        25.8      1.1
   Jeptha H. Wade                                        25.9      1.0

                                                                              Votes (millions of
                                                                                    shares)
                                                                            ----------------------
                                                                             For  Against  Abstain
                                                                             ----  ---------------
2. The Fund's following investment policies were reclassified from fundamental to nonfundamental:
   a. The policy regarding investments in securities of companies with less
      than three (3) years' continuous operation                             3.8    0.5      0.5
   b. The policy regarding investments in illiquid securities.               3.8    0.5      0.6
3. The Fund's fundamental policy regarding investments in commodities and
   commodity contracts was amended.                                          3.8    0.5      0.6
4. The Fund's fundamental policies regarding diversification of investments
  were amended                                                               4.0    0.4      0.5
5. The Master Trust Agreement was amended to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder
   approval.                                                                20.0    3.7      3.3
6. The Master Trust Agreement was amended to eliminate specified time
   permitted between the record date and any shareholders meeting.          21.2    2.5      3.2